UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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IVAX Diagnostics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IVAX Diagnostics, Inc.

2140 North Miami Avenue

Miami, Florida 33127

May 8, 2009

Dear Stockholder:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders of IVAX Diagnostics, Inc., which will be held on June 3, 2009 at 1:00 p.m., local time, at Museum Tower, 150 West Flagler Street, 22nd Floor, Miami, Florida 33130.

At the Annual Meeting, our stockholders will be asked to elect five directors to our Board of Directors, approve our 2009 Equity Incentive Plan and consider any other business that may be properly brought before the Annual Meeting.

The Notice of Annual Meeting and Proxy Statement, which are contained in the following pages, more fully describe the actions to be considered by our stockholders at the Annual Meeting.

Our Board of Directors recommends that you vote your shares “FOR” the election of each of the five nominees named in the Proxy Statement to our Board of Directors and “FOR” the approval of our 2009 Equity Incentive Plan. Patrice R. Debregeas, Chairman of our Board of Directors, and Paul F. Kennedy, a member of our Board of Directors, each of whom is nominated for election to our Board of Directors at the Annual Meeting, collectively hold, directly or indirectly, approximately 72% of our issued and outstanding Common Stock. Messrs. Debregeas and Kennedy have advised us that they intend to vote all shares of our Common Stock held by them “FOR” the election of the five nominees named in the Proxy Statement, including themselves, to our Board of Directors and “FOR” the approval of our 2009 Equity Incentive Plan. Accordingly, the election of each of the five director nominees and the approval of our 2009 Equity Incentive Plan is assured.

Whether or not you plan to attend the Annual Meeting and regardless of the size of your holdings, you are encouraged to promptly sign, date and mail the enclosed proxy in the pre-stamped envelope provided. Your participation is valued. The prompt return of your proxy will save the Company from incurring additional solicitation expenses. Please vote today.

On behalf of our Board of Directors and our employees, I would like to express our appreciation for your continued support.

Sincerely,

Charles R. Struby, Ph.D.,

Chief Executive Officer and President

IVAX Diagnostics, Inc.

2140 North Miami Avenue

Miami, Florida 33127

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 3, 2009

Notice is hereby given that the 2009 Annual Meeting of Stockholders of IVAX Diagnostics, Inc. (the “Company”) will be held at Museum Tower, 150 West Flagler Street, 22nd Floor, Miami, Florida 33130 on June 3, 2009 commencing at 1:00 p.m., local time, for the following purposes:

1.	To elect five directors to the Company’s Board of Directors, two of whom will serve for a one-year term, one of whom will serve for a two-year term and two of whom will serve for a three-year term;

2.	To approve the IVAX Diagnostics, Inc. 2009 Equity Incentive Plan; and

3.	To consider such other business as may properly be brought before the Annual Meeting or any postponement or adjournment thereof.

The foregoing matters are more fully described in the Proxy Statement which forms a part of this Notice of Annual Meeting.

Only stockholders of record at the close of business on May 1, 2009 are entitled to notice of and to vote at the Annual Meeting.

Sincerely yours,

Mark Deutsch,

Secretary

Miami, Florida

May 8, 2009

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES; THEREFORE, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

IVAX Diagnostics, Inc.

2140 North Miami Avenue

Miami, Florida 33127

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of IVAX Diagnostics, Inc. (the “Company”) of proxies for use at the 2009 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at Museum Tower, 150 West Flagler Street, 22nd Floor, Miami, Florida 33130 on June 3, 2009 at 1:00 p.m., local time, and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

This Proxy Statement and the accompanying Notice of Annual Meeting and proxy card are first being mailed to stockholders on or about May 8, 2009.

General Information

Each proxy solicited, if properly completed and received by the Company prior to the Annual Meeting and not revoked prior to its use, will be voted in accordance with the instructions contained therein. To vote by proxy, you must complete, sign and date the enclosed proxy card and return it in the prepaid envelope. Proxies received with no instructions will be voted “FOR” the election of each nominee to the Board of Directors and “FOR” the approval of the Company’s 2009 Equity Incentive Plan. Although the Board of Directors is unaware of any other matter to be presented at the Annual Meeting, if any other matters are properly brought before the Annual Meeting upon which stockholders are entitled to vote, then the persons named in the proxy will vote as proxies in accordance with their own best judgment on those matters.

Any stockholder signing and returning a proxy on the enclosed form has the power to revoke it at any time before it is exercised by (i) notifying the Secretary of the Company in writing at the address set forth above, (ii) submitting a proxy bearing a later date or (iii), subject to the requirements set forth below with respect to “street name” holders, attending the Annual Meeting and voting in person.

Stockholders who wish to attend the Annual Meeting may contact the Company’s Customer Service Department at (305) 324-2300 for directions to the Annual Meeting.

The Company will bear the expense of soliciting proxies and may reimburse brokers, banks and nominees for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record by such brokers, banks and nominees. The Company does not intend to solicit proxies other than by the use of the mail.

Record Date; Stockholders Entitled to Vote

Only holders of record of the Company’s Common Stock at the close of business on May 1, 2009 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. If you hold your shares beneficially through a brokerage account or through a bank or other nominee, then you are considered the beneficial owner of the shares but not the record holder of the shares, and your shares are held in “street name.” If you hold your shares in “street name,” then to vote your shares, you must follow the voting instructions that you receive from your broker, bank or other nominee. If you hold your shares in “street name,” then you will not be entitled to vote in person at the Annual Meeting (although you will be permitted to attend) unless you have obtained a signed proxy from your broker, bank or other nominee giving you the right to vote the shares.

On the Record Date, 27,649,887 shares of the Company’s Common Stock were issued and outstanding. Holders of the Company’s Common Stock are entitled to one vote per share on all matters to be considered at the Annual Meeting. Patrice R. Debregeas, Chairman of the Board of Directors, and Paul F. Kennedy, a member of the Board of Directors, each of whom is nominated for election to the Board of Directors at the Annual Meeting, collectively hold, directly or indirectly, approximately 72% of the issued and outstanding shares of the Company’s Common Stock. Messrs. Debregeas and Kennedy have advised the Company that they intend to vote all shares of the Company’s Common Stock held by them “FOR” the election of the five nominees named in this Proxy Statement, including themselves, to the Board of Directors and “FOR” the approval of the Company’s 2009 Equity Incentive Plan. Accordingly, the election of each of the five director nominees and the approval of the Company’s 2009 Equity Incentive Plan is assured.

Quorum; Adjournment

The presence, in person or by proxy, of at least a majority of the issued and outstanding shares of the Company’s Common Stock is necessary to transact business at the Annual Meeting. Both abstentions and “broker non-votes,” as described below, are counted as present for purposes of establishing a quorum. In the event that there are not sufficient shares represented for a quorum, the Annual Meeting may be adjourned from time to time until a quorum is established.

Vote Required for Approval

To elect the five nominees to the Board of Directors, the affirmative vote of a plurality of the votes cast in person or by proxy at the Annual Meeting is required. There is no right to cumulative voting in the election of directors.

To approve the Company’s 2009 Equity Incentive Plan, the affirmative vote of the majority of shares of the Company’s Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required.

Voting of Proxies by Brokers

“Broker non-votes” occur when a broker, bank or other nominee who holds shares for a beneficial owner does not have discretionary authority to vote on a matter and has not received instructions on how to vote from the beneficial owner of the shares. Under the rules of the American Stock Exchange (the “AMEX”), brokers, banks and other nominee holders will be entitled to vote on the election of directors even if they have not received voting instructions from the beneficial owners. However, brokers, banks and other nominee holders will not have discretionary authority to vote on the approval of the Company’s 2009 Equity Incentive Plan if they have not received voting instructions from the beneficial owners. Accordingly, “broker non-votes” and abstentions will have no effect on the election of directors but will count as votes “AGAINST” the approval of the Company’s 2009 Equity Incentive Plan.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

This Proxy Statement (including the accompanying form of proxy card) is available at www.ivaxdiagnostics.com/proxystatements.html, and the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2008 is available at www.ivaxdiagnostics.com/annualreports.html.

Change in Control

On September 2, 2008, a group comprised of Debregeas & Associes Pharma SAS, a company wholly-owned by Patrice R. Debregeas and members of his family, Paul F. Kennedy and Umbria LLC, a company wholly-owned by Mr. Kennedy, together purchased from Teva Pharmaceutical Industries Limited (“Teva”) all of the approximately 72% of the issued and outstanding shares of the Company’s Common Stock then-owned by Teva, indirectly through its wholly-owned IVAX Corporation (“IVAX”) subsidiary, for an aggregate purchase price of $14,000,000, or $0.70 per share. As a result, Messrs. Debregeas and Kennedy collectively hold, directly or indirectly, approximately 72% of the issued and outstanding shares of the Company’s Common Stock.

Accordingly, their collective ownership of approximately 72% of the issued and outstanding shares of the Company’s Common Stock provides them with the voting power to control the election of the Company’s directors and any other matter requiring the affirmative vote or consent of the Company’s stockholders.

Corporate Governance

Board of Directors.    The Board of Directors met fourteen times during the 2008 fiscal year. Each incumbent member of the Board of Directors attended at least 75% of the meetings of the Board of Directors and committees on which he served during the 2008 fiscal year, except for Jerry C. Benjamin, who was appointed to the Board of Directors and the Audit Committee on October 10, 2008 and who attended one of the two meetings of the Board of Directors and the sole meeting of the Audit Committee held from that date through the end of the 2008 fiscal year. Five of the seven then-serving members of the Board of Directors attended the Company’s 2008 annual meeting of stockholders, although the Company has no formal policy requiring them to do so.

Under the applicable rules of the AMEX, the Company is considered a “controlled company” because Patrice R. Debregeas, Chairman of the Board of Directors, and Paul F. Kennedy, a member of the Board of Directors, collectively hold, directly or indirectly, approximately 72% of the issued and outstanding shares of the Company’s Common Stock. Messrs. Debregeas and Kennedy and their respective affiliates through which they hold certain shares of the Company’s Common Stock together comprise a “group” within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a “controlled company,” the Company is not subject to certain corporate governance requirements of the AMEX, including the requirements to (i) maintain a majority of “independent” directors on the Board of Directors, (ii) have a nominating committee or (iii) have a compensation committee comprised solely of “independent” directors.

The Board of Directors has determined that four of its members—Jerry C. Benjamin, John B. Harley, M.D., Ph.D., Laurent Le Portz and Lawrence G. Meyer—are “independent,” as such term is defined in the applicable rules of the AMEX relating to the independence of directors (the “AMEX independence rules”). In determining that Dr. Harley is independent, the Board of Directors considered, among other things, (i) the oral consulting agreement between Dr. Harley and ImmunoVision, Inc., the Company’s subsidiary located in Arkansas (“ImmunoVision”), pursuant to which Dr. Harley is paid $2,000 per month to provide ImmunoVision with technical guidance and business assistance on an as-needed basis and (ii) the license agreement between the Company and JK Autoimmunity, Inc., a corporation of which Dr. Harley is the controlling shareholder (“JK Autoimmunity”), pursuant to which JK Autoimmunity has granted an exclusive worldwide license to the Company for certain patents, rights and technology relating to monoclonal antibodies against autoimmune RNA proteins developed by Dr. Harley in exchange for specified royalty payments, including an annual minimum royalty of $10,000 for each licensed product utilized by the Company.

The Board of Directors has established an Audit Committee and a Compensation Committee.

Audit Committee.    From the beginning of the 2008 fiscal year through October 9, 2008, Jose J. Valdes-Fauli, Chairman, Fernando L. Fernandez and Glenn L. Halpryn served on the Audit Committee. In addition, on September 23, 2008, Laurent Le Portz was appointed to the Board of Directors and the Audit Committee and Compensation Committee. On October 10, 2008, each of Messrs. Valdes-Fauli, Fernandez and Halpryn resigned from the Board of Directors and the Audit Committee and Compensation Committee, Jerry C. Benjamin was appointed to the Board of Directors and the Audit Committee, and Lawrence G. Meyer was appointed to the Board of Directors and the Audit Committee and Compensation Committee. At the meeting of the Audit Committee held on November 13, 2008, Mr. Le Portz was appointed Chairman of the Audit Committee. As a result, the Audit Committee currently consists of Mr. Le Portz, Chairman, and Messrs. Benjamin and Meyer.

The Audit Committee met seven times during the 2008 fiscal year. The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors and the stockholders and to report the results of its activities to the Board of Directors. The Audit Committee engages the independent auditors, approves all audit services and permitted non-audit services to be provided by the independent auditor, considers the fee arrangement and scope of the audit, reviews the financial statements and the independent auditors’ report and reviews internal accounting procedures and controls with the Company’s financial and accounting staff. The Board of Directors has determined that all of the members of the Audit Committee are “independent,” as such term is defined in the applicable regulations of the Securities and Exchange Commission (the “SEC”) and rules of the AMEX relating to directors serving on audit committees. The Board of Directors determined that each of Messrs. Le Portz and Benjamin has the attributes, education and experience of an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. The Audit Committee operates under a written charter adopted and approved by the Board of Directors. The Audit Committee charter is posted in the “Investor Relations” section of the Company’s Internet web site at www.ivaxdiagnostics.com.

Compensation Committee.    From the beginning of the 2008 fiscal year through September 1, 2008, the Compensation Committee consisted of Glenn L. Halpryn, Chairman, Mark Durand, Jose Valdes-Fauli, Fernando Fernandez and John B. Harley, M.D., Ph.D. On September 2, 2008, Mr. Durand resigned from the Board of Directors and the Compensation Committee. As described above, on September 23, 2008, Laurent Le Portz was appointed to the Board of Directors and the Audit Committee and Compensation Committee. As also described above, on October 10, 2008, each of Messrs. Valdes-Fauli, Fernandez and Halpryn resigned from the Board of Directors and the Audit Committee and Compensation Committee, and Lawrence G. Meyer was appointed to the Board of Directors and the Audit Committee and Compensation Committee. At the meeting of the Compensation Committee held on November 13, 2008, Mr. Le Portz was appointed Chairman of the Compensation Committee. As a result, the Compensation Committee currently consists of Mr. Le Portz, Chairman, Dr. Harley and Mr. Meyer.

The Compensation Committee met four times during the 2008 fiscal year. The Compensation Committee establishes and implements compensation policies and programs for executives of the Company, including the Named Executive Officers (as defined in the introductory paragraph to the “Summary Compensation Table” below) and recommends the compensation arrangements for executive management and directors. It also serves as the Stock Option Committee for the purpose of making grants of options under the Company’s stock option plans. As permitted by the rules of the AMEX, the Compensation Committee does not operate under a written charter.

Director Nominations.    As a “controlled company,” the Board of Directors is not required to, and does not, have a nominating committee. The Board of Directors believes that it is appropriate for the Company to not have a nominating committee because Patrice R. Debregeas, Chairman of the Board of Directors, and Paul F. Kennedy, a member of the Board of Directors, collectively hold, directly or indirectly, approximately 72% of the issued and outstanding shares of the Company’s Common Stock and, as a result, are in a position to control the election of the Company’s directors. The Board of Directors performs the function of identifying and evaluating director nominees for the Company. The Board of Directors does not consider director nominees recommended by stockholders of the Company, other than those recommended by stockholders who also serve on the Board of Directors, including, without limitation, Messrs. Debregeas and Kennedy. While the Board of Directors has not established specific, minimum qualifications, qualities or skills that a director nominee is required to have, the Board of Directors generally considers: (i) the size of the Board of Directors best suited to fulfill its responsibilities, (ii) the overall composition of the membership of the Board of Directors to ensure that the Board of Directors has the requisite expertise and consists of persons with sufficiently diverse backgrounds and (iii) the reputation, independence, integrity, education, and business, strategic and financial skills of director nominees. Each of the nominees for election as a director named in this Proxy Statement was unanimously recommended by the full Board of Directors for submission to the stockholders of the Company as the Board of Directors’ nominees.

Stockholder Communications with the Board of Directors.    The Board of Directors has provided a process for stockholders of the Company to send communications to the Board of Directors or to a particular director.

Any stockholder who wishes to communicate with the Board of Directors or any particular director may do so by sending all such communications in writing, via United States mail, postage prepaid, to: Secretary, IVAX Diagnostics, Inc., 2140 North Miami Avenue, Miami, Florida 33127. Each stockholder writing should include a statement indicating that the sender is a stockholder of the Company and should specify whether the communication is directed to the full Board of Directors or to a particular director. Company personnel will review all properly sent stockholder communications and will forward the communication to the director or directors to whom it is intended, attempt to handle the inquiry directly if it relates to a routine or ministerial matter or not forward the communication if it is primarily commercial in nature or if it is determined to relate to an improper or irrelevant topic.

Code of Conduct and Ethics.    The Board of Directors has adopted a Code of Conduct and Ethics, which applies to all of the Company’s directors, officers and employees, and a code of ethics, also known as a Senior Financial Officer Code of Ethics, which applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct and Ethics and the Senior Financial Officer Code of Ethics are posted in the “Investor Relations” section of the Company’s Internet web site at www.ivaxdiagnostics.com. If the Company makes an amendment to, or grants a waiver with respect to, any provision of the Senior Financial Officer Code of Ethics, then the Company intends to disclose the nature of such amendment or waiver by posting it in the “Investor Relations” section of the Company’s Internet web site at www.ivaxdiagnostics.com or by other appropriate means as required or permitted under the applicable regulations of the SEC and rules of the AMEX.

Section 16(a) Beneficial Ownership Reporting Compliance.    Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and 10% stockholders to file initial reports of ownership and reports of changes in ownership of the Company’s Common Stock and other equity securities with the SEC and the AMEX. The Company’s directors, executive officers and 10% stockholders are required to furnish the Company with copies of all Section 16(a) reports they file. Based on a review of the copies of such reports furnished to the Company and written representations from the Company’s directors and executive officers that no other reports were required, the Company believes that its directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements applicable to them for the fiscal year ended December 31, 2008.

PROPOSAL FOR ELECTION OF DIRECTORS

Nominees for Election as Director

The Company’s Bylaws provide that the Board of Directors shall consist of no less than one director. The Board of Directors currently consists of six directors divided into three classes, each of which has a three-year term, which terms expire in annual succession. A total of five directors will be elected at the Annual Meeting, two of whom will be elected for a term expiring in 2010, one of whom will be elected for a term expiring in 2011 and two of whom will be elected for a term expiring in 2012. Patrice R. Debregeas and Paul F. Kennedy, who collectively hold, directly or indirectly, approximately 72% of the issued and outstanding shares of the Company’s Common Stock, have advised the Company that they will vote all shares of the Company’s Common Stock held by them in favor of all five of the nominees. If any nominee is unable to serve, which the Board of Directors has no reason to expect, Messrs. Debregeas and Kennedy have advised the Company that they will vote all shares of the Company’s Common Stock held by them for the other named nominees and for the person, if any, who is designated by the Board of Directors to replace such nominee. Accordingly, election of the five nominees nominated by the Board of Directors is assured.

The following table sets forth the names and ages of the director nominees and the years during which their terms of office will expire. Each director nominee is a current director of the Company who was appointed to the Board of Directors during 2008 and has been nominated for election at the Annual Meeting.

Name	Age	Term of Office
Patrice R. Debregeas	65	2012*
Jerry C. Benjamin	68	2012
Paul F. Kennedy	64	2011
Laurent Le Portz	42	2010
Lawrence G. Meyer	68	2010

*	In accordance with the Company’s Bylaws, which currently require the Board of Directors to be divided into three classes of approximately equal membership, the Board of Directors has determined that Mr. Debregeas’ term of office will expire in 2012 in order to cause each of the three classes of the Board of Directors to be comprised of two directors.

The following list contains certain information with respect to each of the director nominees, including his principal occupation or employment for at least the previous five years and his positions or offices at the Company or its subsidiaries—Delta Biologicals, S.r.l., Diamedix Corporation (“Diamedix”) and ImmunoVision.

Patrice R. Debregeas has served as Chairman of the Board of Directors of the Company since January 2009 and as a director of the Company since September 2008. Mr. Debregeas served as Vice Chairman of the Board of Directors of the Company from September 2008 to January 2009. Mr. Debregeas has served as President of Debregeas & Associes Pharma SAS, a company specializing in drug development located in Paris, France, since 2006. From 1977 through 2005, Mr. Debregeas served as Chief Executive Officer and President of Ethypharm SA, a company co-founded by Mr. Debregeas which is a leader in the field of drug delivery in Europe.

Jerry C. Benjamin has served as a director of the Company since October 2008. Since 1985, Mr. Benjamin has been a General Partner of Advent Venture Partners, a venture capital management firm located in London which focuses on venture and growth investment in the life sciences and technology industries. Mr. Benjamin serves on the boards of directors of Orthofix International N.V., a multinational corporation principally involved in the design, development, manufacture, marketing and distribution of medical devices, principally for the orthopedic products market, and Micromet, Inc., a biopharmaceutical company developing novel, proprietary antibodies for the treatment of cancer, inflammation and autoimmune diseases. Mr. Benjamin has served on the boards of directors of over 35 public and private companies within the life sciences industry.

Paul F. Kennedy has served as a director of the Company since September 2008. From September 2008 to January 2009, Mr. Kennedy served as Chief Executive Officer, President and Chairman of the Board of Directors of the Company. Mr. Kennedy has more than 30 years of senior executive experience in the life sciences industry. Most recently, Mr. Kennedy served as President of International Operations of Cozart plc, a medical diagnostics company specializing in drugs-of-abuse testing in the U.K. and Europe, from 2004 through 2007, and as Executive Director of Cozart from 2005 through 2007. Prior to joining Cozart, Mr. Kennedy worked as an independent consultant primarily in merger and acquisition activity in the healthcare industry from 1999 through 2004. In addition, from 1979 through 1994, Mr. Kennedy served as Chief Executive Officer and President of Novo Nordisk France, a French subsidiary of the world’s leading pharmaceutical company in the insulin market.

Laurent Le Portz has served as a director of the Company since September 2008. Since November 2008, Mr. Le Portz has been a Partner of ArMen Capital Management, an investment management company focused on investments in public and private securities and advising companies on financing and structuring issues. From 2007 to October 2008, Mr. Le Portz served as a director of Fin’active, an investment management company focused on making controlling investments in diverse industries with an aim towards balance sheet rejuvenation, operational restricting and strategic refocus. Prior to that time, Mr. Le Portz served as Chief Executive Officer of Ethypharm North America, the North American operating subsidiary of Ethypharm SA, as well as Chief Financial Officer of Mojave Therapeutics, a biotechnology company which specialized in the development of off-the-shelf products for the treatment of cancer and viral diseases. Mr. Le Portz received an M.B.A. from Harvard Business School and an M.S. in Mathematics from Ecole Polytechnique in France.

Lawrence G. Meyer has served as a director of the Company since October 2008. Mr. Meyer has been a practicing attorney for over 35 years and is currently the owner of The Law Offices of Lawrence G. Meyer. Prior to opening his own law offices, Mr. Meyer was a partner at Gadsby Hannah LLP, Arent Fox LLP and Patton Boggs LLP. Prior to entering the private practice of law, Mr. Meyer was the Director of the Office of Policy Planning and Evaluation of the Federal Trade Commission, had served as legislative assistant and legal counsel to U.S. Senator Robert P. Griffin and was an attorney with the U.S. Department of Justice. He has served as a director of the Hockey Hall of Fame in Toronto, Canada and small development pharmaceutical firms.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU

VOTE “FOR” ALL OF THE NOMINEES FOR DIRECTOR

Director Continuing in Office

In addition to the five nominees for director listed above, John B. Harley, M.D., Ph.D., also currently serves on the Board of Directors. Dr. Harley’s term of office is scheduled to expire in 2011. Dr. Harley, age 59, has served as a director of the Company since the Company’s merger with the pre-merger IVAX Diagnostics in 2001. He has held various positions at the University of Oklahoma Health Sciences Center since 1982. In the Department of Medicine, his positions include Chief of Rheumatology, Allergy and Immunology Section (1999 to present), James R. McEldowney Chair in Immunology and Professor of Medicine (1992 to 2007), Vice Chair for Research, George Lynn Cross Research Professor (1992 to 2004), Associate Professor (1986 to 1992) and Assistant Professor (1982 to 1986). Since 1996, Dr. Harley has been an Adjunct Professor in the Department of Pathology. In the Department of Microbiology, Dr. Harley has served as Adjunct Professor (1992 to present), Adjunct Associate Professor (1988 to 1992) and Adjunct Assistant Professor (1983 to 1988). Since 1982, Dr. Harley has also been associated with the Oklahoma Medical Research Foundation’s Arthritis and Immunology Program as Program Head (1999 to present), Member (1998 to present), Associate Member (1989 to present), Affiliated Associate Member (1986 to 1989) and Affiliated Assistant Member (1982 to 1986). Dr. Harley has also served as a Staff Physician (1982, 1984 to 1987 and 1992 to present) and a Clinical Investigator (1987 to 1992), Immunology Section, Medical Service at the Veterans Affairs Medical Center, Oklahoma City, Oklahoma. In 1981 and 1982, Dr. Harley was a Postdoctoral Fellow in Rheumatology with the Arthritis Branch of the National Institute of Arthritis, Diabetes and Digestive and Kidney Diseases, National Institute of Health, Bethesda, Maryland. He was also a Clinical Associate at the Laboratory of

Immunoregulation, National Institute of Allergy and Infectious Diseases, National Institutes of Health, Bethesda, Maryland from 1979 to 1982. Dr. Harley is also the Secretary and a member of the board of directors of JK Autoimmunity, as well as the Secretary and Treasurer and a member of the boards of directors of Dynamic Ventures, Inc. and VRB Associates, Inc.

Identification of Executive Officers

The following individuals are executive officers of the Company.

Name	Age	Position
Charles R. Struby, Ph.D.	59	Chief Executive Officer and President
Kevin D. Clark	46	Chief Operating Officer
Mark S. Deutsch	46	Chief Financial Officer and Vice President—Finance

All officers serve until they resign or are replaced or removed at the pleasure of the Board of Directors. The following additional information is provided for the executive officers of the Company.

Dr. Charles R. Struby was appointed Chief Executive Officer and President of the Company in January 2009. Dr. Struby has over 25 years of senior executive experience in the life sciences industry. Most recently, Dr. Struby served as Senior Director of Business Development of The Medicines Company, a NASDAQ-listed acute-care pharmaceutical company, from 2006 through 2008. From 2005 through 2006, Dr. Struby served as General Manager of Kansas City Operations of Harte-Hanks, Inc., a worldwide direct and targeted marketing company, and as Vice President of The Mattson Jack Group, Inc., a consulting firm focused on the pharmaceutical and biotech industries. From 1982 through 2004, Dr. Struby served Sanofi-Aventis Pharmaceuticals, Inc. (and its legacy companies), a leading global pharmaceutical company, in a variety of senior executive positions, including various director and vice president positions. Prior to that time, Dr. Struby practiced as a certified public accountant. Dr. Struby earned his B.S. in Business from Kansas State University, his M.S. in Accounting from Louisiana State University and his Ph.D. in Pharmaceutical Sciences from the University of Missouri at Kansas City.

Kevin D. Clark has served as Chief Operating Officer of the Company since September 2007 and as Chief Operating Officer of ImmunoVision since 1987. Mr. Clark served as acting Chief Executive Officer of the Company from January 2008 through September 2008. He also served as President of ImmunoVision from 1987 through 1995. Mr. Clark was a founding member of the Arkansas Biotech Association and, from 1995 through 2004, served as its Executive Vice President, and in 2002, served as its President. Since 2003, Mr. Clark has served as a member of the Executive Committee of the University of Arkansas Technology Development Foundation, a non-profit foundation for the commercialization of technology developed at the University of Arkansas in Fayetteville. From 2000 through 2003, Mr. Clark was a member of the Advisory Board of Arkansas BioVentures, a state and federally funded incubator program for biotechnology.

Mark S. Deutsch has served as Chief Financial Officer and Vice President – Finance of the Company since the Company’s merger with the pre-merger IVAX Diagnostics in 2001 and had served in the same capacities with the pre-merger IVAX Diagnostics since 1996. He has served as the Vice President—Finance of Diamedix since 1993 and has over 15 years of diagnostics industry experience. From 1988 to 1993, Mr. Deutsch held various positions with IVAX, including Accounting Manager of IVAX and Controller of certain subsidiaries of IVAX. From 1985 through 1988, Mr. Deutsch worked for Arthur Andersen & Co. as a Senior Accountant.

Certain Relationships and Related Transactions

Controlling Stockholder. On September 2, 2008, a group comprised of Debregeas & Associes Pharma SAS, a company wholly-owned by Patrice R. Debregeas and members of his family, Paul F. Kennedy and Umbria LLC, a company wholly-owned by Mr. Kennedy, together purchased from Teva all of the approximately 72% of the issued and outstanding shares of the Company’s Common Stock then-owned by Teva, indirectly through its wholly-owned IVAX subsidiary, for an aggregate purchase price of $14,000,000, or $0.70 per share. As a result, Messrs. Debregeas and Kennedy collectively hold, directly or indirectly, approximately 72% of the issued and outstanding shares of the Company’s Common Stock.

Certain Relationships and Related Transactions. In connection with the Company’s merger with the pre-merger IVAX Diagnostics in 2001, the Company entered into a shared services agreement with IVAX pursuant to which IVAX would continue to provide administrative and management services previously provided by IVAX to the pre-merger IVAX Diagnostics prior to the merger at IVAX’ cost plus 15% for a period of three months. These services may include those relating to payroll, including printing paychecks and making associated tax filings; treasury, including cash management services such as disbursements, receipts, banking and investing; insurance, including procuring and administering policies; human resources, including administering employee benefits and plans; financial reporting, including public reports; income taxes; and information systems, including network and website hosting, phone and data systems, software licenses and information systems support. The Company no longer receives administrative and management services from IVAX.

In connection with the Company’s merger with the pre-merger IVAX Diagnostics in 2001, the Company entered into a use of name license agreement with IVAX that grants the Company a non-exclusive, royalty free license to use the name “IVAX.” IVAX may terminate the license upon 90 days’ written notice. Upon termination of the license agreement, the Company must take all steps reasonably necessary to change its name as soon as practicable. If IVAX abandons its use of the name, IVAX must transfer all rights to the name to the Company. The termination of this license agreement by IVAX could have a material adverse affect on the Company and its ability to market its products.

Giulio D’Urso, the son of Giorgio D’Urso, the Company’s former Chief Executive Officer and President, was party to employment and consultant agreements with the Company and its subsidiaries, under which he received an aggregate of approximately $164,000 annually, subject to change based on currency exchange rate fluctuations. In October 2007, the Company notified Giulio D’Urso of its election not to renew his consulting agreement. In November 2007, the Company terminated Giulio D’Urso’s employment agreement, effective immediately.

Compensation of Named Executive Officers

Summary Compensation Table

The following table sets forth certain summary information concerning compensation which, during the fiscal years ended December 31, 2008 and 2007, the Company paid or accrued to or on behalf of each individual serving or acting as our principal executive officer during the fiscal year ended December 31, 2008, and each of the two most highly compensated executive officers (other than the aforementioned individuals) serving as executive officers at the end of the fiscal year ended December 31, 2008 (collectively, the “Named Executive Officers”).

Name and Principal Position	Year	Salary		Bonus	Stock Awards	Option Awards(5)		Non-Equity Incentive Plan Compensation(6)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation		Total
Charles R. Struby, Ph.D.,(1) Chief Executive Officer	2008 2007		N/A N/A	N/A N/A	N/A N/A		N/A N/A	N/A N/A	N/A N/A		N/A N/A		N/A N/A

Paul F. Kennedy,(2) Former Chief Executive Officer	2008 2007		$83,334 N/A	— N/A	— N/A		— N/A	— N/A	— N/A		$16,666 N/A		$100,000 N/A

Kevin D. Clark,(3) Chief Operating Officer and Former Acting Chief Executive Officer	2008 2007	$ $	227,000 128,784	— —	— —		$16,480 —	$146,833 —	— —		— —	$ $	390,313 128,784

Giorgio D’Urso,(4) Former Chief Executive Officer	2008 2007	$ $	12,064 348,519	— —	— —		— —	— —	— —	$	— 495,000	$ $	12,064 843,519

Duane M. Steele,(7) Former Vice President— Business Development	2008 2007	$ $	219,752 216,888	— —	— —	$ $	16,480 10,587	$163,149 —	— —		— —	$ $	399.381 227,475

Mark S. Deutsch, Chief Financial Officer	2008 2007	$ $	151,500 128,625	— —	— —	$ $	16,480 4,636	$109,083 —	— —		— —	$ $	277,063 133,261

(1)	Dr. Struby was appointed Chief Executive Officer and President of the Company on January 23, 2009. Prior to that date, Dr. Struby was not employed by the Company. Accordingly, pursuant to the rules and regulations of the SEC, no compensation information is set forth with respect to Dr. Struby. On March 27, 2009, Dr. Struby entered into an employment agreement with us, the terms of which are described below under “Potential Payments upon Termination or Change-in-Control.”
(2)	Mr. Kennedy served as Chief Executive Officer, President and Chairman of the Board of Directors of the Company from September 23, 2008 until his resignation from such positions on January 23, 2009. Other than during that four month period, Mr. Kennedy has not been employed by the Company. Accordingly, pursuant to the rules and regulations of the SEC, the compensation information set forth with respect to Mr. Kennedy includes only compensation paid or accrued by the Company to or on behalf of Mr. Kennedy for his services during that four month period. In connection with his resignation as Chief Executive Officer, President and Chairman of the Board of Directors of the Company, the Company and Mr. Kennedy entered into a separation agreement and release on March 27, 2009, pursuant to which the Company paid Mr. Kennedy a one time lump-sum payment of $100,000, $83,334 of which related to base salary compensation for Mr. Kennedy’s services during the four month period and the remaining $16,666 of which was consideration for Mr. Kennedy’s execution of the separation agreement and release. The terms of Mr. Kennedy’s separation agreement and release with the Company are described in further detail below under “Potential Payments upon Termination or Change-in-Control.” Mr. Kennedy continues to serve as a member of the Board of Directors.

(3)	Mr. Clark was appointed Chief Operating Officer of the Company on September 17, 2007 and continues to serve in that position. Mr. Clark served as acting Chief Executive Officer of the Company from January 10, 2008 through September 22, 2008. Throughout the fiscal year ended December 31, 2007, Mr. Clark served as, and Mr. Clark continues to serve as, the Chief Operating Officer of ImmunoVision. Accordingly, pursuant to the rules and regulations of the SEC, the compensation information set forth with respect to Mr. Clark includes: (i) for the period from January 1, 2007 through September 16, 2007, compensation paid or accrued by the Company to or on behalf of Mr. Clark for his services as Chief Operating Officer of ImmunoVision, (ii) for the period from September 17, 2007 through January 9, 2008, compensation paid or accrued by the Company to or on behalf of Mr. Clark for his services as Chief Operating Officer of the Company and as Chief Operating Officer of ImmunoVision, (iii) for the period from January 10, 2008 through September 22, 2008, compensation paid or accrued by the Company to or on behalf of Mr. Clark for his services as acting Chief Executive Officer and Chief Operating Officer of the Company and as Chief Operating Officer of ImmunoVision and (iv) for the period from September 23, 2008 through December 31, 2008, compensation paid or accrued by the Company to or on behalf of Mr. Clark for his services as Chief Operating Officer of the Company and as Chief Operating Officer of ImmunoVision. On March 27, 2009, Mr. Clark entered into an employment agreement with the Company, the terms of which are described below under “Potential Payments upon Termination or Change-in-Control.”
(4)	Mr. D’Urso served as Chief Executive Officer and President of the Company until his resignation from such positions, effective January 10, 2008. Mr. D’Urso was party to an employment agreement which provided for him to serve as Chief Executive Officer and President of the Company until February 24, 2010 and to receive a minimum annual base salary of $348,519. In connection with Mr. D’Urso’s resignation as Chief Executive Officer and President of the Company, effective January 10, 2008, the Company and Mr. D’Urso mutually agreed to terminate his employment agreement and entered into a separation agreement and mutual release, pursuant to which the Company paid Mr. D’Urso a one time lump-sum payment of $495,000. Accordingly, the $495,000 set forth under the “All Other Compensation” column for 2007 represents the amount accrued by the Company during the fiscal year ended December 31, 2007 in connection with the payments and reimbursements made or then to be made by the Company to Mr. D’Urso under the separation agreement and mutual release between the Company and Mr. D’Urso. The terms of Mr. D’Urso’s employment agreement and the separation agreement and mutual release between the Company and Mr. D’Urso are described in further detail below under “Potential Payments upon Termination or Change-in-Control.”
(5)	Represents the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008, in accordance with FAS 123(R), without taking into account an estimate of forfeitures related to service-based vesting, of stock option grants, including amounts from awards granted prior to 2008. Assumptions used in the calculation of these amounts are included in Note 12, Shareholders’ Equity, to the Company’s consolidated financial statements for the fiscal year ended December 31, 2008 included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008. There were no forfeitures during 2008. The amount also includes the effect of a cumulative effect adjustment recorded as a result of the change in classification of certain stock options to a liability award grant in accordance with FAS 123(R), as well as fair value adjustments that occurred during the fiscal year ended December 31, 2008 to that liability award.
(6)	The amounts for 2008 are comprised of payments made under a retention bonus plan to Messrs. Clark, Steele and Deutsch in connection with the September 2, 2008 acquisition by Patrice R. Debregeas and Paul F. Kennedy and their affiliates of approximately 72.3% of the outstanding shares of the Company’s Common Stock from Teva as follows: Mr. Clark—$113,500; Mr. Steele—$109,876; and Mr. Deutsch—$75,750. Each 2008 amount is also comprised of $33,333 which was paid to Messrs. Clark, Steele and Deutsch under the Company’s executive officer incentive plan for the fiscal year ended December 31, 2008 upon the achievement of pre-established operating income goals. In addition, the amount for 2008 for Mr. Steele includes $19,940 earned by Mr. Steele during 2008 under an executive officer incentive plan pursuant to which Mr. Steele was entitled to receive an amount equal to 2% of the increase in Diamedix’s audited operating income from the fiscal year ended December 31, 2007 to the fiscal year ended December 31, 2008, excluding, for the purposes of this calculation, one-time non-recurring adjustments and extraordinary items.

(7)	On April 2, 2009, Mr. Steele’s employment with the Company ceased. On April 21, 2009, Mr. Steele entered into a separation letter agreement with the Company, as described below under “Potential Payments upon Termination or Change-in-Control.”

Outstanding Equity Awards at Fiscal Year-End—2008

The following table sets forth certain information regarding equity-based awards held by the Named Executive Officers as of December 31, 2008.

Option Awards
Name	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price		Option Expiration Date
	Exercisable	Unexercisable
Charles R. Struby, Ph.D.(1)	N/A	N/A		N/A		N/A	N/A
Paul F. Kennedy	—	—		—		—	—
Kevin D. Clark	— —	50,000 50,000	(2) (3)	— —	$ $	0.65 1.20	9/22/18 9/22/18
Giorgio D’Urso	—	—		—		—	—
Duane M. Steele	10,233 10,000 — —	— — 50,000 50,000	(2) (3)	— — — —	$ $ $ $	7.12 4.35 0.65 1.20	3/17/11 7/13/15 9/22/18 9/22/18
Mark S. Deutsch	5,116 10,000 — —	— — 50,000 50,000	(2) (3)	— — — —	$ $ $ $	7.12 4.35 0.65 1.20	3/17/11 7/13/15 9/22/18 9/22/18

(1)	As of December 31, 2008, Dr. Struby did not hold any options to purchase shares of the Company’s Common Stock. On March 27, 2009, Dr. Struby entered into an employment agreement with the Company, pursuant to which, among other things, Dr. Struby was granted options to purchase 100,000 shares of the Company’s Common Stock under the Company’s 1999 Performance Equity Plan at an exercise price of $0.37 per share, which equaled the closing price of the Company’s Common Stock on the AMEX on March 27, 2009. These options fully vested as of March 27, 2009 and will expire on March 26, 2019. The additional terms of Dr. Struby’s employment agreement with the Company are described below under “Potential Payments upon Termination or Change-in-Control.”
(2)	These options vested on March 23, 2009, but they are included as unexercisable options because they were not exercisable as of December 31, 2008. As a result of their vesting on March 23, 2009, these options are currently exercisable.
(3)	Vests on March 23, 2010.

Potential Payments upon Termination or Change-in-Control

On March 27, 2009, the Company entered into an employment agreement with Dr. Charles R. Struby, Chief Executive Officer and President of the Company. Dr. Struby’s employment agreement has an initial term of three years and will automatically renew for successive one year periods unless either Dr. Struby or the Company exercises the option to allow the employment agreement to expire at the end of the then-current term. Under the employment agreement, Dr. Struby will be paid an initial annual base salary of $250,000, and the Company will review Dr. Struby’s base salary at least annually. In addition, under the terms and condition of the employment agreement, Dr. Struby received a signing bonus of $25,000 and options to purchase 100,000 shares of the Company’s Common Stock under the Company’s 1999 Performance Equity Plan at an exercise price of $0.37 per share, which equaled the closing price of a share of the Company’s Common Stock on the AMEX on March 27, 2009. These options fully vested as of March 27, 2009 and will expire on March 26, 2019. The employment agreement also provides that Dr. Struby will be eligible to receive, among other things, an annual cash bonus upon the achievement of financial performance targets under any annual cash incentive program in effect from time to time or otherwise in the discretion of the Board of Directors or the Compensation Committee. In addition, under the employment agreement, the Company is required to reimburse Dr. Struby for certain enumerated expenses related to the relocation of his primary residence to Palm Beach, Broward, Miami-Dade or Monroe County, Florida, up to an aggregate of $100,000, and the Company is required to reimburse him for other business expenses in accordance with its policies and procedures for expense reimbursement. Upon the termination of the employment agreement by the Company with “Cause” (as defined in the employment agreement) or upon Dr. Struby’s resignation other than for “Good Reason” (as defined in the employment agreement), Dr. Struby will be entitled to receive all base salary compensation which has been fully earned but has not yet been paid to him, and all of Dr. Struby’s unvested equity-based awards will be forfeited. Upon the expiration of the employment agreement as a result of either the Company’s or Dr. Struby’s election to allow the employment agreement to expire at the end of the then-current term, Dr. Struby will be entitled to receive or be reimbursed for, as the case may be, all base salary and annual cash bonus compensation which has been fully earned but has not yet been paid to him and all relocation and business expenses incurred by him which has not yet been reimbursed (such compensation, collectively, the “Struby Accrued Compensation”). Upon the termination of the employment agreement by the Company without “Cause” or as a result of Dr. Struby’s “Disability” (as defined in the employment agreement) or death, or upon Dr. Struby’s resignation for “Good Reason,” including, without limitation, as a result of a “Change in Control” (as defined in the employment agreement) during the initial three-year term of the employment agreement, Dr. Struby or his estate, as the case may be, will be entitled to receive the Struby Accrued Compensation and a one time lump-sum payment in an amount equal to Dr. Struby’s then-current base salary. In addition, in the event the Company terminates the employment agreement without “Cause,” the employment agreement is terminated as a result of Dr. Struby’s “Disability” or Dr. Struby resigns for “Good Reason,” including, without limitation, as a result of a “Change in Control” during the initial three-year term of the employment agreement, the Company, at its sole expense, will maintain in full force and effect for a period of twelve months for the continued benefit of Dr. Struby and his spouse and dependents all welfare benefit plans and programs, including, without limitation, medical, dental, disability and accidental death and dismemberment plans and programs, in which Dr. Struby or his spouse or dependents were participating, and the Company, at its sole expense, will continue Dr. Struby’s and his spouse’s and dependents’ medical coverage for a period ending upon the earlier of the one year anniversary of the termination of the employment agreement and such time as Dr. Struby becomes covered by another employer group health plan or by Medicare. The employment agreement also includes non-disclosure, non-solicitation, anti-raiding and non-disparagement covenants by Dr. Struby.

On March 27, 2009, the Company entered into an employment agreement with Kevin D. Clark, Chief Operating Officer of the Company. The employment agreement has an initial term of three years and will automatically renew for successive one year periods unless either Mr. Clark or the Company exercises the option to allow the employment agreement to expire at the end of the then-current term. Under the employment agreement, Mr. Clark will be paid an initial annual base salary of $227,000, and the Company will review Mr. Clark’s base salary at least annually. The employment agreement also provides that Mr. Clark will be eligible to receive, among other things, equity compensation under the Company’s equity compensation plans and an annual cash bonus upon the achievement of financial performance targets under any annual cash incentive program in effect from time to time or otherwise in the discretion of the Board of Directors or the Compensation Committee. In addition, under the employment agreement, the Company is required to reimburse Mr. Clark for business expenses incurred by him in accordance with its policies and procedures for expense reimbursement. Upon the termination of the employment agreement by the Company with “Cause” (as defined in the employment agreement) or upon Mr. Clark’s resignation other than for “Good Reason” (as defined in the employment agreement), Mr. Clark will be entitled to receive all base salary compensation which has been fully earned but has not yet been paid to him, and all of Mr. Clark’s unvested equity-based awards will be forfeited. Upon the expiration of the employment agreement as a result of either the Company’s or Mr. Clark’s election to allow the employment agreement to expire at the end of the then-current term, Mr. Clark will be entitled to receive or be reimbursed for, as the case may be, all base salary and annual cash bonus compensation which has been fully earned but has not yet been paid to him and all business expenses incurred by him which has not yet been reimbursed (such compensation, collectively, the “Clark Accrued Compensation”). Upon the termination of the employment agreement by the Company without “Cause” or as a result of Mr. Clark’s “Disability” (as defined in the employment agreement) or death, or upon Mr. Clark’s resignation for “Good Reason,” including, without limitation, as a result of a “Change in Control” (as defined in the employment agreement) during the initial three-year term of the employment agreement, Mr. Clark or his estate, as the case may be, will be entitled to receive the Clark Accrued Compensation and a one time lump-sum payment in an amount equal to Mr. Clark’s then-current base salary. In addition, in the event the Company terminates the employment agreement without “Cause,” the employment agreement is terminated as a result of Mr. Clark’s “Disability” or Mr. Clark resigns for “Good Reason,” including, without limitation, as a result of a “Change in Control” during the initial three-year term of the employment agreement, the Company, at its sole expense, will maintain in full force and effect for the continued benefit of Mr. Clark and his spouse and dependents for a period of twelve months all welfare benefit plans and programs, including, without limitation, medical, dental, disability and accidental death and dismemberment plans and programs, in which Mr. Clark or his spouse or dependents were participating, and the Company, at its sole expense, will continue Mr. Clark’s and his spouse’s and dependents’ medical coverage for a period ending upon the earlier of the one year anniversary of the termination of the employment agreement and such time as Mr. Clark becomes covered by another employer group health plan or by Medicare. The employment agreement also includes non-disclosure, non-solicitation, anti-raiding and non-disparagement covenants by Mr. Clark.

In connection with Paul F. Kennedy’s resignation as Chief Executive Officer, President and Chairman of the Board of Directors of the Company on January 23, 2009, the Company and Mr. Kennedy entered into a separation agreement and release on March 27, 2009, pursuant to which the Company paid Mr. Kennedy a one time lump-sum payment of $100,000, $83,334 of which related to base salary compensation for Mr. Kennedy’s services as Chief Executive Officer, President and Chairman of the Board of Directors of the Company during the four month period commencing on September 23, 2008, the date on which he was appointed to such positions, and ending on January 23, 2009, the date on which he resigned from such positions, and the remaining $16,666 of which was consideration for Mr. Kennedy’s execution of the separation agreement and release. The Company’s obligation to make such one time lump-sum payment to Mr. Kennedy was conditioned upon, among other things, Mr. Kennedy selling at least 1.5 million shares of the Company’s Common Stock to Patrice Debregeas and/or Mr. Debregeas’ affiliates. In addition to the $100,000 one time lump-sum payment, under the terms and conditions of the separation agreement and release, the Company reimbursed Mr. Kennedy for up to $22,000 of expenses incurred by Mr. Kennedy in connection with his service as Chief Executive Officer, President and Chairman of the Board of Directors of the Company. The separation agreement and release also contains a mutual release by and between the Company and Mr. Kennedy. The separation agreement and release has no impact on Mr. Kennedy’s service as a member of the Board of Directors.

On October 1, 1998, the pre-merger IVAX Diagnostics entered into a five-year employment agreement with Giorgio D’Urso, the Company’s former Chief Executive Officer and President, at a base annual salary of $348,519, with discretionary annual adjustments. The Company assumed this employment agreement in connection with its merger with the pre-merger IVAX Diagnostics in 2001. The Company previously extended the term of Mr. D’Urso’s employment agreement until February 24, 2010. Pursuant to the terms and conditions of this employment agreement, the Company was permitted to terminate Mr. D’Urso’s employment with or without cause at any time upon written notice. For a termination without cause, the Company would have been required to pay Mr. D’Urso his then current annual base salary in installments for the remainder of the employment term. This employment agreement further provided that, while employed by the Company and for a two-year period thereafter, Mr. D’Urso would not be permitted to employ or contract with any of the Company’s current or former employees, except former employees who have not been employed by the Company for more than one year.

In connection with Mr. D’Urso’s resignation as Chief Executive Officer and President of the Company, effective January 10, 2008, Mr. D’Urso’s employment agreement was terminated, and the Company and Mr. D’Urso entered into a separation agreement and general release. Pursuant to the terms and conditions of this separation agreement and general release, the Company paid Mr. D’Urso a one time lump-sum payment of $495,000 and agreed to reimburse Mr. D’Urso for his group health insurance under COBRA until the earlier of July 10, 2008 or such time as Mr. D’Urso became covered under another group health plan. This separation agreement and general release also includes releases by and between the Company and Mr. D’Urso, as well as non-competition, non-solicitation and non-disparagement covenants by Mr. D’Urso.

On April 2, 2009, Duane Steele’s employment with the Company ceased. On April 21, 2009, Mr. Steele entered into a separation letter agreement with the Company, pursuant to which, in addition to all other amounts previously earned by, but not yet paid to, Mr. Steele, the Company agreed to continue to pay to Mr. Steele his base salary in accordance with the Company’s payroll practices for a period of six months beginning on April 29, 2009, which base salary payments will total approximately $110,000. The separation letter agreement also includes a release by Mr. Steele in favor of the Company, as well as non-competition, non-solicitation and non-disparagement covenants by Mr. Steele.

Compensation of Directors

The Compensation Committee recommends director compensation to the Board of Directors, and the Board of Directors approves director compensation, based on factors it considers appropriate, market conditions and trends and the recommendations of management.

In accordance with the Company’s historical practice of compensating directors who were deemed to be “independent” under the AMEX independence rules for their service on the Board of Directors, Audit Committee and Compensation Committee, following the Company’s 2007 annual meeting of stockholders on August 1, 2007, (i) each of the Company’s then-serving directors who was deemed to be “independent” under the AMEX independence rules received a lump-sum annual cash retainer of $15,000 for his service on the Board of Directors, (ii) each then-serving member of the Audit Committee and each then-serving member of the Compensation Committee who was deemed to be “independent” under the AMEX independence rules received lump-sum annual cash retainers of $5,000 and $2,500, respectively, for his service on such committees and (iii) each of the Company’s then-serving directors who was deemed to be “independent” under the AMEX independence rules was awarded a grant of options to purchase 25,000 shares of the Company’s Common Stock under the Company’s 1999 Performance Equity Plan with an exercise price of $1.00 per share, which was the closing price of a share of the Company’s Common Stock on the AMEX on August 1, 2007, and which fully vested immediately upon grant.

Following the Company’s 2008 annual meeting of stockholders on August 6, 2008, the Compensation Committee recommended, and the Board of Directors approved, changes to the Company’s practice of compensating directors who were deemed to be “independent” under the AMEX independence rules for their service on the Board of Directors, Audit Committee and Compensation Committee. Accordingly, following the

Company’s 2008 annual meeting of stockholders on August 6, 2008, (i) each of the Company’s then-serving directors who was deemed to be “independent” under the AMEX independence rules received a lump-sum annual cash retainer of $20,000 for his service on the Board of Directors, (ii) each then-serving member of the Audit Committee and each then-serving member of the Compensation Committee who was deemed to be “independent” under the AMEX independence rules received lump-sum annual cash retainers of $7,500 and $5,000, respectively, for his service on such committees and (iii) each of the Company’s then-serving directors who was deemed to be “independent” under the AMEX independence rules was awarded a grant of options to purchase 25,000 shares of the Company’s Common Stock under the Company’s 1999 Performance Equity Plan with an exercise price of $0.57 per share, which was the closing price of a share of the Company’s Common Stock on the AMEX on August 6, 2008, and which fully vested immediately upon grant.

Upon his appointment on September 23, 2008, Laurent Le Portz was paid and granted compensation for his service on the Board of Directors, Audit Committee and Compensation Committee in accordance with the Company’s then-current practices as described above. On October 10, 2008, the Compensation Committee recommended, and the Board of Directors approved, a change to the Company’s practice of compensating directors who were deemed to be “independent” under the AMEX independence rules for their service on the Board of Directors, Audit Committee and Compensation Committee, such that the annual cash retainers described above would be paid in four equal quarterly installments instead of in one lump-sum. Upon their appointment on October 10, 2008, Jerry C. Benjamin was paid and granted compensation for his service on the Board of Directors and Audit Committee, and Lawrence G. Meyer was paid and granted compensation for his service on the Board of Directors, Audit Committee and Compensation Committee, in each case, in accordance with the Company’s then-current practices as described above, including being paid annual cash retainers in four equal quarterly installments.

Historically, directors who were not deemed to be “independent” under the AMEX independence rules, including directors who were employed by the Company, Teva or Teva North America, did not receive any compensation for their service on the Board of Directors, Audit Committee or Compensation Committee. On January 23, 2009, however, the Compensation Committee recommended, and the Board of Directors approved, an annual cash retainer of $20,000 to be paid in four equal quarterly installments to each of Patrice R. Debregeas and Paul F. Kennedy, neither of whom were at that time, nor are currently, employed by the Company, for their service on the Board of Directors, notwithstanding the fact that neither Mr. Debregeas nor Mr. Kennedy is an “independent” director under the AMEX independence rules.

Director Compensation—2008

The following table sets forth certain information regarding the compensation paid to the Company’s directors for their service during the fiscal year ended December 31, 2008.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards(5)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation		Total
Jerry C. Benjamin(1)	$6,875	—	$10,000	—	—	—		$16,875
Patrice R. Debregeas(2)	—	—	—	—	—	—		—
Mark W. Durand(3)	—	—	—	—	—	—		—
Richard S. Egosi(3)	—	—	—	—	—	—		—
Fernando L. Fernandez(4)	$32,500	—	$11,250	—	—	—		$43,750
Glenn L. Halpryn(4)	$32,500	—	$11,250	—	—	—		$43,750
John B. Harley, M.D., Ph.D.	$25,000	—	$11,250	—	—	$24,000	(6)	$60,250
Paul F. Kennedy(2)	—	—	—	—	—	—		—
Itzhak Krinsky, Ph.D.(3)	—	—	—	—	—	—		—
Laurent Le Portz(2)	$13,125	—	$12,650	—	—	—		$25,575
Lawrence G. Meyer(1)	$8,125	—	$10,000	—	—	—		$18,125
Jose J. Valdes-Fauli(4)	$32,500	—	$11,250	—	—	—		$43,750

(1)	Each of Messrs. Benjamin and Meyer was appointed to the Board of Directors on October 10, 2008.
(2)	Each of Messrs. Debregeas, Kennedy and Le Portz was appointed to the Board of Directors on September 23, 2008.
(3)	Each of Messrs. Durand and Egosi and Dr. Krinsky served on the Board of Directors until his resignation from the Board of Directors on September 2, 2008.
(4)	Each of Messrs. Fernandez, Halpryn and Valdes-Fauli served on the Board of Directors until his resignation from the Board of Directors on October 10, 2008.
(5)	Represents the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008, in accordance with FAS 123(R), without taking into account an estimate of forfeitures related to service-based vesting, of stock option grants, including amounts from awards granted prior to 2008. Assumptions used in the calculation of these amounts are included in Note 12, Shareholders’ Equity, to the Company’s consolidated financial statements for the fiscal year ended December 31, 2008 included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008. There were no forfeitures during 2008. The table below sets forth, as of December 31, 2008, the aggregate number of stock options held by each director of the Company during the fiscal year ended December 31, 2008 who owned options to purchase shares of the Company’s Common Stock as of December 31, 2008:

Name	Stock Options
Jerry C. Benjamin	25,000
Fernando L. Fernandez	100,000
Glenn L. Halpryn	150,000
John B. Harley, M.D., Ph.D.	120,000
Laurent Le Portz	25,000
Lawrence G. Meyer	25,000
Jose J. Valdes-Fauli	135,000

(6)	Represents the aggregate dollar amount earned by Dr. Harley during the fiscal year ended December 31, 2008 under that certain oral consulting agreement between Dr. Harley and ImmunoVision, pursuant to which Dr. Harley is paid $2,000 per month to provide ImmunoVision with technical guidance and business assistance on an as-needed basis.

AUDIT COMMITTEE REPORT

From the beginning of the 2008 fiscal year through October 9, 2008, Jose J. Valdes-Fauli, Chairman, Fernando L. Fernandez and Glenn L. Halpryn served on the Audit Committee. In addition, on September 23, 2008, Laurent Le Portz was appointed to the Board of Directors and the Audit Committee and Compensation Committee. On October 10, 2008, each of Messrs. Valdes-Fauli, Fernandez and Halpryn resigned from the Board of Directors and the Audit Committee and Compensation Committee, Jerry C. Benjamin was appointed to the Board of Directors and the Audit Committee, and Lawrence G. Meyer was appointed to the Board of Directors and the Audit Committee and Compensation Committee. At the meeting of the Audit Committee held on November 13, 2008, Mr. Le Portz was appointed Chairman of the Audit Committee. As a result, the Audit Committee currently consists of Mr. Le Portz, Chairman, and Messrs. Benjamin and Meyer.

The Audit Committee reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2008 with management and the Company’s independent auditors for the fiscal year ended December 31, 2008, PricewaterhouseCoopers LLP (“PwC”).

The Audit Committee also discussed with PwC the matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with PwC its independence from the Company. When considering PwC’s independence, the Audit Committee considered whether PwC’s provision of services to the Company was compatible with maintaining its independence. The Audit Committee also reviewed, among other things, the amount of fees paid to PwC for audit and non-audit services.

The Audit Committee also met with PwC, with and without management present, to discuss the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Based on the Audit Committee’s review and these meetings, discussions and reports, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2008 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Submitted by the Members of the Audit Committee:

Laurent Le Portz, Chairman

Jerry C. Benjamin

Lawrence G. Meyer

Principal Accounting Fees and Services

The following table sets forth the aggregate fees billed to the Company by PwC for the fiscal years ended December 31, 2008 and 2007.

	For the years ended December 31,
	2008	2007
Audit Fees	$336,000	$365,600
Audit-Related Fees	—	15,000
Tax Fees	—	—
All Other Fees	7,000	7,000

Total Fees	$343,000	$387,600

In the table above, pursuant to their definitions under the applicable regulations of the SEC, “audit fees” are fees for professional services rendered for the audit of the Company’s annual financial statements and review of the Company’s financial statements included in the Company’s quarterly reports on Form 10-Q and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit and review of the Company’s financial statements, and primarily include accounting consultations and audits in connection with potential acquisitions; “tax fees” are fees for tax compliance, tax advice and tax planning; and “all other fees” are fees for any services not included in the first three categories.

The Audit Committee is responsible for pre-approving all audit services and permitted non-audit services to be performed by the Company’s principal accountant, except in those instances which do not require such pre-approval pursuant to the applicable regulations of the SEC. The Audit Committee has established policies and procedures for its pre-approval of audit services and permitted non-audit services and, from time to time, the Audit Committee reviews and revises its policies and procedures for pre-approval.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates, as of May 1, 2009, information about the beneficial ownership of the Company’s Common Stock by (1) each director of the Company as of May 1, 2009, (2) each Named Executive Officer (other than Charles R. Struby, Ph.D.), (3) all directors and executive officers as of May 1, 2009 as a group and (4) each person who the Company knows beneficially owns more than 5% of the Company’s Common Stock. All such shares were owned directly with sole voting and investment power unless otherwise indicated.

Name	Shares (#)(1)		Percent of Class (%)
Patrice R. Debregeas(2)(3) 79, rue de Miromesnil 75008, Paris, France	14,350,000		51.9%
Debregeas & Associes Pharma SAS(2)(3) 79, rue de Miromesnil 75008, Paris, France	14,350,000		51.9%
Paul F. Kennedy(2)(4) 81 Bd Suchet 75016, Paris, France	5,650,000		20.4%
Umbria LLC(2)(4) c/o Fiduciaire Jean-Marc Faber 63-65, rue de Merl L, 2146, Luxembourg	2,850,000		10.3%
Giorgio D’Urso(5)	324,000	(6)	1.2%
Kevin D. Clark	117,697	(7)	*
Duane M. Steele(5)	130,233	(8)	*
Mark S. Deutsch	83,116	(9)	*
Jerry C. Benjamin	25,000	(10)	*
John B. Harley, M.D., Ph.D.	120,000	(11)	*
Laurent Le Portz	25,000	(12)	*
Lawrence G. Meyer	35,000	(13)	*
All directors and executive officers as of May 1, 2009 as a group (9 persons)	20,505,813	(14)	73.1%

*	Represents beneficial ownership of less than 1%.
(1)	For purposes of this table, beneficial ownership is computed pursuant to Rule 13d-3 under the Exchange Act.
(2)	Patrice R. Debregeas, Debregeas & Associes Pharma SAS, Paul F. Kennedy and Umbria LLC filed with the SEC a Schedule 13D on September 12, 2008 as a “group,” as such term is used in Section 13(d) of the Exchange Act. Accordingly, each of Patrice R. Debregeas, Debregeas & Associes Pharma SAS, Paul F. Kennedy and Umbria LLC may be deemed to have an aggregate beneficial ownership of 20,000,000 shares of the Company’s Common Stock, representing 72.3%, of the issued and outstanding shares of the Company’s Common Stock.
(3)	Patrice R. Debregeas is the President and controlling person of Debregeas & Associes Pharma SAS, a company wholly-owned by Mr. Debregeas and members of his family.
(4)	Paul F. Kennedy has shared voting and investment control of the shares of the Company’s Common Stock held by Umbria LLC, an entity wholly-owned by Mr. Kennedy and the sole director of which is Jean-Marc Faber.
(5)

Effective January 10, 2008, Mr. D’Urso resigned as Chief Executive Officer and President of the Company and as a member of the Board of Directors. Effective April 2, 2009, Mr. Steele’s employment with the Company ceased. However, the shares of the Company’s Common Stock beneficially owned by each of

Messrs. D’Urso and Steele are included in this table because they were both Named Executive Officers during 2008.
(6)	Includes 9,000 shares of the Company’s Common Stock owned by Mr. D’Urso’s wife. Mr. D’Urso disclaims beneficial ownership of the shares the Company’s Common Stock owned by his wife.
(7)	Includes options for 50,000 shares of the Company’s Common Stock granted to Mr. Clark and 46,797 shares of the Company’s Common Stock owned by Mr. Clark through the Company’s 401(k) Plan.
(8)	Includes options for 70,233 shares of the Company’s Common Stock granted to Mr. Steele.
(9)	Includes options for 65,116 shares of the Company’s Common Stock granted to Mr. Deutsch.
(10)	Includes options for 25,000 shares of the Company’s Common Stock granted to Mr. Benjamin.
(11)	Includes options for 120,000 shares of the Company’s Common Stock granted to Dr. Harley.
(12)	Includes options for 25,000 shares of the Company’s Common Stock granted to Mr. Le Portz.
(13)	Includes options for 25,000 shares of the Company’s Common Stock granted to Mr. Meyer.
(14)	Includes options for 100,000 shares of the Company’s Common Stock granted to Dr. Struby, who was appointed Chief Executive Officer and President of the Company on January 23, 2009, in connection with the employment agreement the Company entered into with him on March 27, 2009. Does not include (i) the 324,000 shares of the Company’s Common Stock beneficially owned by Mr. D’Urso and his wife as a result of Mr. D’Urso’s resignation as Chief Executive Officer and President of the Company and as a member of the Board of Directors, effective January 10, 2008, or (ii) the 130,233 shares of the Company’s Common Stock (including the options for 70,233 shares of the Company’s Common Stock) beneficially owned by Mr. Steele as a result of the cessation of Mr. Steele’s employment with the Company, effective April 2, 2009.

PROPOSAL FOR APPROVAL OF THE

IVAX DIAGNOSTICS, INC. 2009 EQUITY INCENTIVE PLAN

General Information

On April 28, 2009, the Board of Directors adopted the IVAX Diagnostics, Inc. 2009 Equity Incentive Plan (for purposes of this section, the “2009 Plan”), subject to the approval of the Company’s stockholders at the Annual Meeting. The 2009 Plan is intended to succeed the IVAX Diagnostics, Inc. 1999 Stock Option Plan and the IVAX Diagnostics, Inc. 1999 Performance Equity Plan (the “Prior Plans”). Approximately 1,374,000 shares of the Company’s Common Stock remain available for future grant under the Prior Plans as of May 1, 2009. Upon the approval of the 2009 Plan, the Company will not make future grants under the Prior Plans. Patrice R. Debregeas and Paul F. Kennedy, who collectively hold, directly or indirectly, approximately 72% of the issued and outstanding shares of the Company’s Common Stock, have advised the Company that they will vote all shares of the Company’s Common Stock held by them “FOR” the approval of the 2009 Plan. Accordingly, the approval of the 2009 Plan is assured.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE

APPROVAL OF THE IVAX DIAGNOSTICS, INC. 2009 EQUITY INCENTIVE PLAN

The following is a summary of certain of the material terms and conditions of the 2009 Plan and is qualified in its entirety by reference to the full text of the 2009 Plan, which is attached to this Proxy Statement as Appendix A and is incorporated herein by reference.

Summary of the IVAX Diagnostics, Inc. 2009 Equity Incentive Plan

Purposes and Eligibility.    The purpose of the 2009 Plan is to attract, retain and motivate directors, officers and other employees and consultants of the Company and its subsidiaries, to compensate them for their contributions to the growth and profits of the Company, to encourage ownership by them of stock of the Company and to align their interests with those of stockholders in the creation of long-term value. The 2009 Plan authorizes the issuance of certain awards (“Awards”) to such individuals (“Eligible Individuals”).

Effective Date.    The 2009 Plan will become effective only after the approval by the Company’s stockholders at the Annual Meeting. No Awards may be granted after the tenth anniversary of the effective date of the approval of the 2009 Plan.

Shares Available Under the 2009 Plan.    As proposed, the total number of shares of Common Stock that will be authorized and available for issuance pursuant to Awards granted under the 2009 Plan, if it is approved by our stockholders, is 2,000,000 shares plus any shares of Common Stock which, as of the effective date of the approval of the 2009 Plan, are available for issuance under the Prior Plans, subject, in each case, to adjustment in the event of any change in the Company’s Common Stock, including, without limitation, by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, reverse stock split, split-up, spin-off, combination or exchange of shares. As of May 1, 2009, an aggregate of approximately 1,374,000 shares of the Company’s Common Stock remained available for grant under the Prior Plans.

To the extent that an Award granted under the 2009 Plan or the Prior Plans expires, lapses or is otherwise terminated without the issuance of the underlying shares, or is settled in cash or other consideration other than shares, any shares subject to the Award will again be available for the grant of an Award pursuant to the 2009 Plan.

Administration.    The Compensation Committee has been delegated the authority to administer the 2009 Plan and, among other things, approves the Eligible Individuals to receive Awards, determines the form and terms of the Awards, has the power to fix and accelerate vesting periods, and prescribes rules and procedures relating to the 2009 Plan.

Awards—General.    The 2009 Plan authorizes a broad array of Awards, including (i) stock awards consisting of one or more shares of the Company’s Common Stock granted or offered for sale to Eligible Individuals (“Stock Awards”), (ii) restricted stock (“Restricted Stock”), (iii) restricted stock units (“Restricted Stock Units”), (iv) stock options (“Stock Options”), (v) stock appreciation rights (“SARs”), (vi) conditional awards which may be earned upon the satisfaction of certain specified performance criteria (“Performance Awards”) and (vii) other forms of equity-based or equity-related awards which the Compensation Committee determines to be consistent with the purposes of the 2009 Plan and the interests of the Company (“Other Awards”). Such Other Awards may also include cash payments which may be based on one or more criteria unrelated to the value of the Company’s Common Stock, as determined by the Compensation Committee.

The vesting, exercisability, payment and other restrictions applicable to an Award (which may include, without limitation, restrictions on transferability or provision for mandatory resale to the Company) are determined by the Compensation Committee. Subject to certain restrictions related to the limitations under the Code, the Compensation Committee may accelerate (i) the vesting or payment of any Award, (ii) the lapse of restrictions on any Award or (iii) the date on which any Stock Option or SAR first becomes exercisable. The Compensation Committee also has full authority to determine the effect, if any, that a participant’s termination of employment will have on the vesting, exercisability, payment or lapse of restrictions applicable to an outstanding Award.

The Company may require a participant to pay a sum to the Company as may be necessary to cover any taxes or other charges imposed on the Company with respect to property or income received by a participant pursuant to the 2009 Plan.

In accordance with the requirements of the regulations under Section 162(m) of the Code, the 2009 Plan limits the number of shares underlying Awards that may be granted to an individual participant in any calendar year to 200,000 shares. In the case of an Award that is not measured with respect to shares (as determined by reference to applicable law, including the Code), an Eligible Individual may not be granted Awards authorizing the earning during any calendar year of an amount that exceeds $1,000,000 (this limitation is separate and not affected by the number of Awards granted during such calendar year subject to the limitation in the preceding sentence).

Awards—Stock Options.    An award of Stock Options may consist of either nonqualified stock options or incentive stock options. A Stock Option entitles the participant to acquire a specified number of shares of the Company’s Common Stock at an exercise price determined by the Compensation Committee, which may not be less than the fair market value of the shares on the date of grant. The exercise price may be paid in cash or previously owned stock or a combination thereof. In addition, the Company has established a “cashless exercise” procedure that allows participants the opportunity to immediately sell some or all of the shares underlying the exercised portion of a Stock Option in order to generate sufficient cash to pay the exercise price and/or to satisfy withholding tax obligations related to the Stock Option. Stock Options granted under the 2009 Plan will expire no later than ten years after the date of grant.

Awards—Stock Appreciation Rights.    Recipients of SARs are entitled to receive an amount, if any, equal to the fair market value of a share of the Company’s Common Stock on the date of exercise over the base price of the SAR specified in the applicable Award agreement, which may not be less than the fair market value of the shares on the date of grant. At the discretion of the Compensation Committee, payments to a participant upon exercise of an SAR may be made in shares, cash or a combination thereof. An SAR may be granted alone or in addition to other Awards, or in tandem with a Stock Option.

Awards—Restricted Stock.    Subject to restrictions on transferability, risk of forfeiture and any other restrictions the Compensation Committee may impose, recipients of Restricted Stock are entitled to all of the rights of a stockholder, including voting rights and the right to receive dividends thereon. Restricted Stock may be subject to time vesting or performance based vesting conditions.

Awards—Restricted Stock Units.    Recipients of Restricted Stock Units are entitled to receive shares of the Company’s Common Stock or other Awards, or a combination thereof, at the end of a specified deferral period. Recipients of Restricted Stock Units are not entitled to any of the rights of a stockholder, including voting rights, during the deferral period; however, the Compensation Committee may provide for certain dividend equivalents on the specified number of shares of stock covered by an Award of Restricted Stock Units.

Awards—Stock Awards.    Recipients of Stock Awards are entitled to all of the rights of a stockholder, including voting rights and the right to receive dividends with respect to the shares of the Company’s Common Stock underlying such Awards upon receipt of such Awards. Stock Awards may be subject to vesting conditions and other restrictions, such as restrictions on transferability.

Awards—Performance Awards.    A Performance Award entitles a participant to receive a specified number of shares of the Company’s Common Stock, an equivalent amount of cash, a specified number of other Awards, or a combination thereof, in each case, upon the achievement or satisfaction of certain performance criteria specified by the Compensation Committee. Payment in settlement of a Performance Award shall be made at such time as determined by the Compensation Committee.

Awards—Performance Awards to Covered Employees.    The Compensation Committee may designate employees as “covered employees” (our chief executive officer and our three other most highly compensated executive officers other than our chief financial officer) whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. It is the intent of the Company that Awards granted to covered employees constitute qualified “performance based compensation” within the meaning of Section 162(m) of the Code. The Compensation Committee may grant to such covered employees awards that are paid, vest or become exercisable upon the attainment of one or more of the following performance goals:

•	total or net revenue;

•	revenue growth;

•	EBIT or EBITDA;

•	operating income;

•	net operating income after tax;

•	pre-tax or after-tax income;

•	gross margin;

•	cash flow;

•	cash flow per share;

•	net earnings;

•	earnings per share;

•	profit growth;

•	return on equity;

•	return on capital employed;

•	return on assets;

•	economic value added (or an equivalent metric);

•	share price performance;

•	other earnings criteria or profit-related return ratios;

•	successful mergers or acquisitions of other companies or assets and any cost savings or synergies associated therewith;

•	successful dispositions of subsidiaries, divisions or departments of the Company or any of its subsidiaries;

•	successful financing efforts;

•	total stockholder return;

•	market share;

•	improvement in or attainment of expense levels;

•	improvement in or attainment of working capital levels;

•	debt reduction; or

•	regulatory milestones, such as product approval.

Such performance goals may be (i) stated in absolute terms, (ii) based on one or more business criteria that apply to a participant, one or more subsidiaries, business units or divisions of the Company or any of its subsidiaries, or the Company as a whole, (iii) relative to other companies or specified indices, (iv) achieved during a period of time, or (v) as otherwise determined by the Compensation Committee. Unless otherwise stated, a performance goal need not be based upon an increase or positive result under a particular business criterion. In measuring performance goals, the Compensation Committee may exclude certain extraordinary, unusual or non-recurring items, provided that such exclusions are stated by the Compensation Committee at the time the performance goals are determined.

Change in Control.    Except as may otherwise be provided in an agreement evidencing an Award, the Compensation Committee may, upon a Change in Control, (i) accelerate the vesting of all outstanding Stock Options and SARs, (ii) cause all restrictions and conditions of outstanding Restricted Stock, Restricted Stock Units and Stock Awards to lapse, and (iii) to the extent permissible under the terms of the performance-based exception of Section 162(m) of the Code, deem all Performance Awards to have been fully earned, in each case, as of the date of the Change in Control. In addition to and without limiting the foregoing, the Compensation Committee may provide that all Awards terminate in connection with a Change in Control, provided that an affected participant is given the opportunity to exercise vested Awards or receive a cash payment for the vested portion of the Award net of any exercise price. In the event an Award remains outstanding following a Change in Control in which the Company does not survive or becomes a wholly owned subsidiary of another entity, outstanding Stock Options that are not exercised as of the date of the Change in Control will be converted into options to purchase Common Stock or similar equity interests of the acquiror.

A Change in Control will generally be deemed to occur if: (i) any person (other than any person beneficially owning, directly or indirectly, more than 20% of the outstanding shares of the Company’s Common Stock on the effective date of approval of the 2009 Plan) becomes the beneficial owner, directly or indirectly, of more than 50% of the Company’s Common Stock or of securities representing the combined voting power of the Company; (ii) the majority of the Board of Directors is not composed of (A) individuals who constitute the Board of Directors on the effective date of approval of the 2009 Plan and (B) individuals who became a director of the Company after the effective date of approval of the 2009 Plan and whose election or nomination was approved by a vote of at least a majority of the directors of the Company then still in office who were either directors of the Company on the effective date of approval of the 2009 Plan or whose election or nomination was previously so approved; or (iii) the Company consummates (A) a reorganization, merger, consolidation or other form of corporate transaction in which persons who were the stockholders of the Company immediately prior to such transaction do not, immediately thereafter, own more than 50% of the Company’s Common Stock or of securities representing the combined voting power of the Company, (B) a liquidation or dissolution of the Company or (C) the sale of all or substantially all of the assets of the Company.

Amendment.    The Board of Directors or the Compensation Committee may amend, suspend or terminate the 2009 Plan at any time, provided, however, that no such amendment, suspension or termination shall be effective without stockholder approval if such approval is required to comply with any applicable law or stock exchange rule. No amendment, suspension or termination may adversely affect a participant’s rights with respect to previously granted Awards without his or her consent.

Federal Income Tax Consequences

Nonqualified Stock Options.    The grant of a nonqualified Stock Option will not result in the recognition of taxable income by the participant or in a deduction to the Company. Upon exercise, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Company’s Common Stock on the date of exercise over the exercise price. The Company is required to withhold tax on the amount of income so recognized, and a tax deduction is allowable equal to the amount of such income (subject to the satisfaction of certain conditions in the case of Stock Options exercised by Section 162(m) officers). Gain or loss upon a subsequent sale of any the Company’s Common Stock received upon the exercise of a nonqualified Stock Option generally would be taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold). Certain additional rules apply if the exercise price for a Stock Option is paid in shares previously owned by the participant.

SARs.    The federal income taxes related to an SAR are the same as those that apply to non-qualified Stock Options.

Incentive Stock Options.    Upon the grant or exercise of an incentive Stock Option within the meaning of Section 422 of the Code, no income will be realized by the participant for federal income tax purposes and the Company will not be entitled to any deduction. However, the excess of the fair market value of the Company’s Common Stock as of the date of exercise over the exercise price will constitute an adjustment to taxable income for purposes of the alternative minimum tax. If the shares of the Company’s Common Stock are not disposed of within the one-year period beginning on the date of the transfer of such shares to the participant, nor within the two-year period beginning on the date of grant of the Stock Option, any profit realized by the participant upon the disposition of such shares will be taxed as capital gain and no deduction will be allowed to the Company. If the shares of the Company’s Common Stock are disposed of within the one-year period from the date of transfer of such shares to the participant or within the two-year period from the date of grant of the Stock Option, the excess of the fair market value of the shares upon the date of exercise or, if less, the fair market value on the date of disposition over the exercise price will be taxable as ordinary income of the participant at the time of disposition, and a corresponding deduction will be allowable to the Company. Certain additional rules apply if the exercise price for a Stock Option is paid in shares previously owned by the participant. If a Stock Option intended to qualify as an incentive Stock Option is exercised by a person who was not continually employed by the Company or certain of its affiliates from the date of grant of such Stock Option to a date not more than three months prior to such exercise (or one year if such person is disabled), then such Stock Option will not qualify as an incentive Stock Option and will instead be taxed as a nonqualified Stock Option, as described above.

Restricted Stock.    A participant who is awarded a Stock Award or Restricted Stock Award will not be taxed at the time of award unless the participant makes a special election with the Internal Revenue Service pursuant to Section 83(b) of the Code as discussed below. Upon lapse of the risk of forfeiture or restrictions on transferability applicable to the Company’s Common Stock comprising the Stock Award or Restricted Stock Award, the participant will be taxed at ordinary income tax rates on the then fair market value of the Company’s Common Stock and a corresponding deduction will be allowable to the Company (subject to the satisfaction of certain conditions in the case of Stock Awards or Restricted Stock Awards granted to Section 162(m) officers). In such case, the participant’s basis in the Company’s Common Stock will be equal to the ordinary income so recognized. Upon subsequent disposition of such Company Common Stock, the participant will realize capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold).

Pursuant to Section 83(b) of the Code, the participant may elect within 30 days of receipt of the Stock Award or Restricted Stock Award to be taxed at ordinary income tax rates on the fair market value of the Company’s Common Stock comprising such Stock Award or Restricted Stock Award at the time of award (determined without regard to any restrictions which may lapse). In that case, the participant will acquire a basis in such Company Common Stock equal to the ordinary income recognized by the participant at the time of award. No tax will be payable upon lapse or release of the restrictions or at the time the Company’s Common Stock first becomes transferable, and any gain or loss upon subsequent disposition will be a capital gain or loss. In the event of a forfeiture of the Company’s Common Stock with respect to which a participant previously made a Section 83(b) election, the participant will not be entitled to a loss deduction.

Restricted Stock Units.    A participant will not recognize any income at the time a Restricted Stock Unit is granted, nor will the Company be entitled to a deduction at that time. When payment on a Restricted Stock Unit is made, the participant will recognize ordinary income in an amount equal to the fair market value of the Company’s Common Stock received (or if the Restricted Stock Unit is settled in cash, the cash amount). If required, income tax must be withheld on the income recognized by the participant. The Company will receive a deduction for federal income tax purposes equal to the ordinary income recognized by the participant, subject to the limits of Section 162(m) of the Code.

Performance Awards.    A participant who receives a Performance Award will be taxed at ordinary income tax rates on then fair market value of the shares of the Company’s Common Stock distributed at the time of payment in settlement of such Performance Award and a corresponding deduction will be allowable to the Company at that time (subject to the satisfaction of certain conditions in the case of Performance Awards granted to Section 162(m) officers). The participant’s basis in the shares of the Company’s Common Stock will be equal to the amount taxed as ordinary income, and on subsequent disposition the participant will realize capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold).

New Plan Benefits

No Awards have been granted under the 2009 Plan. The Awards that will be granted to Eligible Individuals under the 2009 Plan are subject to the discretion of the Compensation Committee and, therefore, the benefits of such Awards are not determinable at this time.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information, as of December 31, 2008, with respect to compensation plans under which shares of the Company’s Common Stock are authorized for issuance.

Plan category	Number of shares to be issued upon exercise of outstanding stock options (a)	Weighted-average exercise price of outstanding stock options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	1,127,249	$2.53	1,473,939
Equity compensation plans not approved by stockholders	0	—	0

Total	1,127,249	$2.53	1,473,939

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters, other than those referred to in the accompanying Notice of Meeting, to be brought before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, the persons named as proxy holders will have the discretion to vote any shares of the Company’s Common Stock for which they hold proxies in accordance with their best judgment. If, for any reason, any of the nominees for election to the Board of Directors is not available as a candidate for director, then the persons named as proxy holders will vote any shares of the Company’s Common Stock for which they hold proxies for such other candidate or candidates as may be nominated by the Board of Directors.

INDEPENDENT PUBLIC ACCOUNTANTS

PwC served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2008 and 2007 and has been selected by the Audit Committee to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009. Representatives of PwC are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the annual meeting of stockholders of the Company to be held during the fiscal year ending December 31, 2010, and to be included in the Company’s proxy statement and form of proxy for that meeting, must be in writing and in compliance with applicable rules and regulations and received by the Secretary of the Company at its main offices at 2140 North Miami Avenue, Miami, Florida 33127 no later than January 8, 2010. In addition to any other applicable requirements, for a stockholder to properly present any proposal at the annual meeting of stockholders of the Company to be held during the fiscal year ending December 31, 2010, but not to be included in the Company’s proxy statement and form of proxy for that meeting, the proposal must be in writing and in compliance with the Company’s Bylaws and received by the Secretary of the Company at its main offices, as listed above, no earlier than January 8, 2010 and no later than March 9, 2010.

BY ORDER OF THE BOARD OF DIRECTORS

Mark Deutsch,
Secretary

May 8, 2009

Appendix A

IVAX DIAGNOSTICS, INC.

2009 EQUITY INCENTIVE PLAN

1. Purpose . The purposes of the IVAX Diagnostics, Inc. 2009 Equity Incentive Plan (the “Plan”) are to attract, retain and motivate directors, officers and other employees and consultants of IVAX Diagnostics, Inc., a Delaware corporation (the “Company”), and its Subsidiaries (as hereinafter defined), to compensate them for their contributions to the growth and profits of the Company, to encourage ownership by them of stock of the Company and to align their interests with those of stockholders in the creation of long-term value.

2. Definitions . For purposes of the Plan, the following terms shall be defined as follows:

“Affiliate” and “Associate” have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

“Annual Limit” shall have the meaning specified in Section 6(b).

“Award” means an award made pursuant to the terms of the Plan to an Eligible Individual in the form of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Awards, Performance Awards, or other awards determined by the Committee.

“Award Agreement” means a written agreement or certificate granting an Award. An Award Agreement shall be executed by an officer on behalf of the Company and shall contain such terms and conditions as the Committee deems appropriate and that are not inconsistent with the terms of the Plan. The Committee may in its discretion require that an Award Agreement be executed by the Participant to whom the relevant Award is made.

“Beneficial Owner” has the meaning ascribed to such term in Rule 13d-3 promulgated under the Exchange Act.

“Board” means the Board of Directors of the Company.

“Change in Control” of the Company shall be deemed to have occurred when:

(a) any Person (other than any Person Beneficially Owning, directly or indirectly, more than twenty percent (20%) of the outstanding shares of Stock on the Effective Date, or any of their respective Affiliates or Associates, and other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any individual or entity organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such plan), alone or together with its Affiliates and Associates (collectively, an “Acquiring Person”), becomes the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the then outstanding shares of Stock or the Combined Voting Power of the Company,

(b) the majority of the Board is not composed of (i) individuals who constitute the Board on the Effective Date and (ii) individuals who became a director of the Company after the Effective Date (other than directors who are representatives or nominees of an Acquiring Person) and whose election or nomination was approved by a vote or consent of at least a majority of the directors of the Company then still in office who were either directors of the Company on the Effective Date or whose election or nomination was previously so approved, or

(c) the Company consummates (i) a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which Persons who were the stockholders of the Company immediately prior to such reorganization, merger, consolidation or other transaction do not, immediately thereafter, own more than fifty percent (50%) of the then outstanding shares of Stock or the Combined Voting Power of the Company, Surviving Entity (as defined in Section 17) or any Parent of such Surviving Entity, (ii) a liquidation or dissolution of the Company or (iii) the sale of all or substantially all of the assets of the Company (in each case, unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned), provided, however, that to the extent required for purposes of compliance with Code Section 409A, a Change in Control of the Company shall not be deemed to occur unless the event(s) that causes such Change in Control also constitutes a “change in control event” (as such term is defined in Code Section 409A and the regulations issued thereunder), with respect to the Company.

“Change in Control Price” means the price per share of Stock paid in any transaction related to a Change in Control of the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations thereunder.

“Combined Voting Power” means the combined voting power of the Company’s or other relevant entity’s then outstanding voting securities.

“Committee” means the Compensation Committee of the Board, which shall consist solely of two or more “Outside Directors” in accordance with Code Section 162(m), or solely of two or more “Non-Employee Directors,” in accordance with Rule 16(b)-3 of the Exchange Act. No action of the Committee shall be void or be deemed to be without authority due to the failure of any member, at the time the action was taken, to meet any qualification standard set forth in the Committee Charter, if any, or the Plan, any successor committee thereto or any other committee appointed by the Board to administer the Plan.

“Covered Employee” means, for a given fiscal year of the Company, any Participant whose compensation for such fiscal year may be subject to the limit on deductible compensation imposed by Code Section 162(m).

“Effective Date” means the date specified in Section 20(k).

“Eligible Individuals” means the individuals described in Section 6(a) who are eligible for Awards under the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the applicable rulings and regulations thereunder.

“Fair Market Value” means, as of a date of determination, the closing sales price for such Stock (or the closing bid, if no sales were reported) on the American Stock Exchange or any other established stock exchange or quotation system, as applicable, on such date of determination (or the last market trading day prior to such date of determination if such date of determination is not a trading day), as reported in the Wall Street Journal or such other source as the Board deems reliable. If the Fair Market Value cannot be determined pursuant to the foregoing, then the Fair Market Value shall be determined by the Board in good faith. Fair Market Value relating to the exercise price or base price of any Non-409A Stock Option or SAR shall conform to requirements under Code Section 409A.

“409A Awards” means Awards that constitute a deferral of compensation under Code Section 409A and regulations thereunder. “Non-409A Awards” means Awards other than 409A Awards. For purposes of this Plan, Stock Options, SARs, and Restricted Stock are intended to be Non-409A Awards.

“Incentive Stock Option” means a Stock Option which is an “incentive stock option” within the meaning of Code Section 422 and is not otherwise designated by the Committee as a non-qualified stock option in an Award Agreement.

“Nonqualified Stock Option” means a Stock Option which is not an Incentive Stock Option.

“Parent” means any corporation which is a “parent corporation” within the meaning of Code Section 424(e) with respect to the relevant entity.

“Participant” means an Eligible Individual to whom an Award has been granted under the Plan.

“Performance Award” means an award granted pursuant to Section 13.

“Performance Period” means a fiscal year of the Company or such other period that may be specified by the Committee in connection with the grant of a Performance Award.

“Person” means any individual, entity or “group” within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act.

“Prior Plans” means the IVAX Diagnostics, Inc. 1999 Stock Option Plan and the IVAX Diagnostics, Inc. 1999 Performance Equity Plan.

“Restricted Stock” means Stock granted under this Plan which is subject to certain restrictions and to a risk of forfeiture.

“Restricted Stock Unit” or “RSU” means a right, granted under this Plan, to receive Stock or other Awards or a combination thereof at the end of a specified deferral period.

“Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

“Section 424 Employee” means an employee of the Company or any “subsidiary corporation” or “parent corporation” as such terms are defined in and in accordance with Code Section 424. The term “Section 424 Employee” also includes employees of a corporation issuing or assuming any Stock Options in a transaction to which Code Section 424(a) applies.

“Stock” means the common stock, par value $0.01 per share, of the Company.

“Stock Appreciation Right” or “SAR” means an Award to receive all or some portion of the appreciation on shares of Stock granted to an Eligible Individual pursuant to Section 9.

“Stock Award” means an Award of shares of Stock granted to an Eligible Individual pursuant to Section 12.

“Stock Option” means an Award to purchase shares of Stock granted to an Eligible Individual pursuant to Section 8.

“Subsidiary” means (i) any corporation which is a “subsidiary corporation” within the meaning of Code Section 424(f) with respect to the Company or (ii) any other corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for the purposes of the Plan.

“Substitute Award” means an Award granted upon assumption of, or in substitution or resubstitution for, outstanding awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or Stock.

3. Administration of the Plan.

(a) Power and Authority of the Committee. The Plan shall be administered by the Committee, which shall have full power and authority, subject to the express provisions hereof, to (i) select Participants from the Eligible Individuals, (ii) make Awards in accordance with the Plan, (iii) determine the number of Shares subject to each Award or the cash amount payable in connection with an Award, (iv) determine the terms and conditions of each Award, including, without limitation, those related to vesting, performance goals, exchange, surrender, cancelation, termination, forfeiture, acceleration, payment, price or other consideration, and exercisability, and the effect, if any, of a Participant’s cessation of employment with the Company or, subject to Section 17, of a Change in Control on the outstanding Awards granted to such Participant, and including, without limitation, the authority to amend the terms and conditions of an Award after the granting thereof to a Participant in a manner that is not prejudicial to the rights of such Participant in such Award, providing that any such modification would not result in penalties imposed by Code Section 409A and, unless stockholder approval is obtained, would not be deemed to be a “re-pricing” prohibited by Section 3(b), (v) specify and approve the provisions of the Award Agreements delivered to Participants in connection with their Awards, (vi) construe and interpret any Award Agreement delivered under the Plan, (vii) prescribe, amend and rescind rules and procedures relating to the Plan, (viii) vary the terms of Awards to take account of tax, securities law and other regulatory requirements of foreign jurisdictions, (ix) subject to the provisions of the Plan and subject to such additional limitations and restrictions as the Committee may impose, delegate to one or more officers of the Company some or all of its authority under the Plan, except where such delegation of authority is prohibited under the Code and (x) make all other determinations and formulate such procedures as may be necessary or advisable for the administration of the Plan.

(b) Prohibition on Re-Pricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, recapitalization, reorganization, merger, consolidation, stock split, reverse stock split, split-up, spin-off, combination or exchange of shares or any other extraordinary or unusual corporate event affecting the Stock), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Stock Options or SARs or cancel outstanding Stock Options or SARs in exchange for cash, other Awards or Stock Options or SARs with an exercise price that is less than the exercise price of the original Stock Options or SARs, in each case, without stockholder approval.

(c) Plan Construction and Interpretation. The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

(d) Determinations of Committee Final and Binding. All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all Persons interested herein.

(e) Liability of Committee. No member of the Committee shall be liable for anything whatsoever in connection with the administration of the Plan, except such individual’s own willful misconduct. Under no circumstances shall any member of the Committee be liable for any act or omission of any other member of the Committee. In the performance of its functions with respect to the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Company’s officers, accountants and counsel and any other Person the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

4. Duration of Plan. The Plan shall remain in effect until terminated by the Board and thereafter until all Awards granted under the Plan are satisfied by the issuance of shares of Stock or the payment of cash or are terminated under the terms of the Plan or under the Award Agreement entered into in connection with the grant thereof. Notwithstanding the foregoing, no Awards may be granted under the Plan after the tenth anniversary of the Effective Date.

5. Shares of Stock Subject to the Plan. Subject to adjustment as provided in Section 16, the number of shares of Stock that may be issued under the Plan pursuant to Awards shall not exceed, in the aggregate, the sum (the “Maximum Limit”) of (i) two million (2,000,000) shares plus (ii) the number of shares of Stock available under the Prior Plans which are not subject to an outstanding award on the Effective Date of this Plan. Such shares may be either authorized but unissued shares, treasury shares or any combination thereof. For purposes of determining the number of shares that remain available for issuance under the Plan, the following rules shall apply:

(a) the Maximum Limit shall be decreased by the number of shares of Stock subject to outstanding Awards granted under the Plan, provided, however, that, for purposes of this Section 5(a), any shares underlying Substitute Awards shall not be counted against the Maximum Limit; and

(b) the Maximum Limit shall be increased by (i) the number of shares of Stock subject to an Award (or portion thereof) granted under the Plan which lapses, expires or is otherwise canceled, forfeited or terminated without the issuance of such shares or is settled by the delivery of consideration other than shares (without limiting the generality of the foregoing, for purposes of this Section 5, only the net shares of Stock issued upon a Stock-for-Stock exercise of a Stock Option shall be counted against the Maximum Limit), and (ii) the number of shares of Stock subject to an Award (or portion thereof) under the Prior Plans which lapses, expires or is otherwise canceled, forfeited or terminated without the issuance of such shares.

6. Eligibility and Certain Limitations on Awards.

(a) Eligibility Criteria. Awards may be granted by the Committee to individuals (“Eligible Individuals”) who are directors, officers or other employees or consultants of the Company or a Subsidiary with the potential to contribute to the future success of the Company or its Subsidiaries. An individual’s status as a member of the Committee will not affect his or her eligibility to participate in the Plan. Incentive Stock Options may only be granted to Section 424 Employees.

(b) Per-Person Award Limitations. In each calendar year during any part of which the Plan is in effect, an Eligible Individual may be granted Awards under each of Section 8, 9, 10, 11, 12, 13 and 14 up to his or her Annual Limit. A Participant’s Annual Limit, in any year during any part of which the Participant is then eligible under the Plan, shall equal two hundred thousand (200,000) shares, subject to adjustment as provided in Section 16. In the case of an Award which is not valued in a way in which the limitation set forth in the preceding sentence would operate as an effective limitation satisfying applicable law (including, without limitation, Treasury Regulation 1.162-27(e)(4)), an Eligible Individual may not be granted Awards authorizing the earning during any calendar year of an amount that exceeds the Eligible Individual’s Annual Limit, which for this purpose shall equal one million dollars ($1,000,000) (this limitation is separate and not affected by the number of Awards granted during such calendar year subject to the limitation in the preceding sentence). For purposes this Section 6(b), (i) “earning” means satisfying performance conditions so that an amount becomes payable, without regard to whether it is to be paid currently or on a deferred basis or continues to be subject to any service requirement or other non-performance condition, and (ii) a Participant’s Annual Limit is used to the extent an amount or number of shares may be potentially earned or paid under an Award, regardless of whether such amount or shares are in fact earned or paid.

(c) Limitations on Incentive Stock Options. With respect to the Maximum Limit, a maximum of two million (2,000,000) of such shares of Stock may be subject to grants of Incentive Stock Options.

7. Awards Generally. Awards under the Plan may consist of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Awards, or other awards determined by the Committee. The terms and provisions of an Award shall be set forth in a written Award Agreement approved by the Committee and delivered or made available to the Participant as soon as practicable following the date of the Award. Among other things, the vesting, exercisability, payment and other restrictions applicable to an Award (which may include, without limitation, restrictions on transferability or provision for mandatory resale to the Company) shall be determined by the Committee and set forth in the applicable Award Agreement. Notwithstanding the foregoing, the Committee may accelerate (i) the vesting or payment of any Award, (ii) the lapse of restrictions on any Award or (iii) the date on which any Stock Option or SAR first becomes exercisable, provided, however, that, in the case of each of the preceding clauses (i), (ii) and (iii) of this Section 7, such actions may only be taken to the extent permitted by Code Section 409A. The date of a Participant’s cessation of employment for any reason shall be determined in the sole discretion of the Committee. The Committee shall also have full authority to determine and specify in the applicable Award Agreement the effect, if any, that a Participant’s cessation of employment for any reason will have on the vesting, exercisability, payment or lapse of restrictions applicable to an outstanding Award. Notwithstanding anything to the contrary set forth herein or in any Award Agreement, (i) if any Participant ceases for any reason to be employed by the Company but continues to serve as an Outside Director of the Company, then such Participant shall retain his or her Awards upon the original terms and conditions thereof, provided, however, that if such Participant thereafter ceases to serve as an Outside Director of the Company, then the aforementioned provisions of this clause (i) of this Section 7 shall no longer apply and such Award shall thereafter be subject to the post-separation exercise provisions applicable to such Award, with the applicable post-separation exercise period commencing as of the date such Participant ceases to be an Outside Director, and (ii) if any Participant who is not an employee thereafter becomes an employee, then such Participant shall retain his or her Award upon the original terms thereof.

8. Stock Options.

(a) Terms of Stock Options Generally. Subject to the terms of the Plan and the applicable Award Agreement, each Stock Option shall entitle the Participant to whom such Stock Option was granted to purchase the number of shares of Stock specified in the applicable Award Agreement and shall be subject to the terms and conditions established by the Committee in connection with the Award and specified in the applicable Award Agreement. Upon satisfaction of the conditions to exercisability specified in the applicable Award Agreement, a Participant shall be entitled to exercise the Stock Option in whole or in part and to receive, upon satisfaction or payment of the exercise price, the number of shares of Stock in respect of which the Stock Option shall have been exercised. The Committee may designate Stock Options as either Nonqualified Stock Options or Incentive Stock Options. Stock Options designated as Incentive Stock Options that fail to continue to meet the requirements of Code Section 422 shall automatically be re-designated as Nonqualified Stock Options on the date of such failure to continue to meet such requirements without further action by the Committee. In the absence of any designation by the Committee, Stock Options granted under the Plan will be deemed to be Nonqualified Stock Options.

(b) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and set forth in the Award Agreement, provided, that the exercise price per share shall be no less than one hundred percent (100%) of the Fair Market Value per share on the date of grant. Notwithstanding the foregoing, the exercise price per share of a Stock Option that is a Substitute Award may be less than the Fair Market Value per share on the date of award, provided, however, that the excess of (A) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award over (B) the aggregate exercise price thereof, does not exceed the excess of (Y) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the award assumed or substituted for by the Company, over (Z) the aggregate exercise price of such shares.

(c) Stock Option Term. The term of each Stock Option shall be fixed by the Committee and set forth in the Award Agreement, provided, however, that a Stock Option shall not be exercisable after the expiration of ten (10) years after the date the Stock Option is granted.

(d) Method of Exercise. Subject to the provisions of the applicable Award Agreement, the exercise price of a Stock Option may be paid in cash or previously owned shares of Stock or a combination thereof. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case, payable to the order of the Company; provided, however, that the Company shall not be required to deliver shares of Stock with respect to which a Stock Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the exercise price. Payments in the form of shares of Stock shall be valued at the Fair Market Value on the date prior to the date of exercise, and such shares of Stock shall be in negotiable form effective to transfer good and valid title thereto to the Company, free and clear of any and all liens and other encumbrances. In accordance with the rules and procedures established by the Committee for this purpose, the Stock Option may also be exercised through a “cashless exercise” procedure approved by the Committee involving a broker or dealer, that affords Participants the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Stock Option in order to generate sufficient cash to pay the Stock Option exercise price and/or to satisfy withholding tax obligations related to the Stock Option. In the event of a “cashless exercise,” the exercise date shall be deemed to be the date on which the shares underlying the Stock Option are sold by the broker. Notwithstanding the foregoing, when payment of the exercise price for a Stock Option consists of shares of Stock, such shares will not be accepted as payment unless the Participant has held such shares for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes. A Participant shall have none of the rights of a stockholder of the Company with respect to the shares of Stock relating to the Stock Option until such shares of Stock shall have been transferred or issued to the Participant upon exercise of such Stock Option.

(e) Limitations on Incentive Stock Options. Notwithstanding any other provisions of the Plan, the following provisions shall apply with respect to Incentive Stock Options granted pursuant to the Plan.

(i) Limitation on Grants. The aggregate Fair Market Value (determined at the time such Incentive Stock Option is granted) of the shares of Stock for which any individual may have Incentive Stock Options which first become vested and exercisable in any calendar year (under all incentive stock option plans of the Company) shall not exceed one hundred thousand dollars ($100,000). Stock Options granted to such individual in excess of the limitation of one hundred thousand dollars ($100,000), and any Stock Options issued subsequently which first become vested and exercisable in the same calendar year, shall automatically be treated as Non-Qualified Stock Options.

(ii) Minimum Exercise Price. In no event may the exercise price of a share of Stock subject an Incentive Stock Option be less than one hundred percent (100%) of the Fair Market Value of such share of Stock on the grant date.

(iii) Ten Percent Stockholder. Notwithstanding any other provision of the Plan to the contrary, in the case of Incentive Stock Options granted to a Section 424 Employee who, at the time the Stock Option is granted, owns (after application of the rules set forth in Code Section 424(d)) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, such Incentive Stock Options (A) must have an exercise price per share of Stock that is at least one hundred ten percent (110%) of the Fair Market Value as of the grant date of a share of Stock and (B) must not be exercisable after the fifth anniversary of the grant date.

9. Stock Appreciation Rights. Stock Appreciation Rights shall be subject to the terms and conditions established by the Committee in connection with the Award thereof and specified in the applicable Award Agreement. The base price per share of Stock subject to a Stock Appreciation Right shall be no less than one hundred percent (100%) of the Fair Market Value per share of Stock on the date of grant. Upon satisfaction of the conditions to the payment specified in the applicable Award Agreement, each Stock Appreciation Right shall entitle a Participant to an amount, if any, equal to the Fair Market Value of a share of Stock on the date of exercise over the Stock Appreciation Right base price specified in the applicable Award Agreement. At the discretion of the Committee, payments to a Participant upon exercise of a Stock Appreciation Right may be made in Shares, cash or a combination thereof. A Stock Appreciation Right may be granted alone or in addition to other Awards, or in tandem with a Stock Option. If granted in tandem with a Stock Option, a Stock Appreciation Right shall cover the same number of shares of Stock as covered by the Stock Option (or such lesser number of shares as the Committee may determine) and shall be exercisable only at such time or times and to the extent the related Stock Option shall be exercisable, and shall have the same term and base or exercise price as the related Stock Option. Upon exercise of a Stock Appreciation Right granted in tandem with a Stock Option, the related Stock Option shall be cancelled automatically to the extent of the number of shares covered by such exercise; conversely, if the related Stock Option is exercised as to some or all of the shares covered by the tandem grant, the tandem Stock Appreciation Right shall be cancelled automatically to the extent of the number of shares covered by the Stock Option exercised. In no event shall the term of a Stock Appreciation Right exceed a period of ten (10) years from the date of grant.

10. Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(a) Grant and Restrictions. Except as provided herein, Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination, at such times, under such circumstances (including, without limitation, based on achievement of performance goals and/or future service requirements), in such installments or otherwise, and under such other circumstances as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including, without limitation, the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). Notwithstanding the foregoing, Restricted Stock as to which vesting is based on, among other things, the achievement of one or more performance conditions shall not become vested until the attainment of such performance conditions, except in the event of a Participant’s death, disability, or retirement, or in the event of a Change in Control or other special circumstances. For purposes of this Section 10(a), a performance period that precedes the grant of the Restricted Stock will be treated as part of the vesting period if the Participant has been notified promptly after the commencement of the performance period that he or she has the opportunity to earn the Award based on performance and continued service.

(b) Forfeiture. Except as otherwise determined by the Committee, upon cessation of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited without consideration and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including, without limitation, in the event of terminations resulting from specified causes, provided that such action does not cause an Award intended to qualify as “performance-based compensation” for purposes of Code Section 162(m) to fail to qualify as “performance-based compensation.”

(c) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of such certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(d) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (i) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, (ii) automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates or (iii) deferred as to payment, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in shares of Restricted Stock Units, other Awards or other investment vehicles, subject to such terms as the Committee shall determine or permit a Participant to elect. Unless otherwise determined by the Committee, Stock distributed in connection with a stock split or stock dividend, and other cash or property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

11. Restricted Stock Units. The Committee is authorized to grant RSUs to Participants, subject to the following terms and conditions:

(a) Award and Restrictions. Subject to Section 11(b), RSUs shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination, at such times, under such circumstances (including, without limitation, based on achievement of performance conditions and/or future service requirements), in such installments or otherwise, and under such other circumstances as the Committee may determine at the date of grant or thereafter. A Participant granted RSUs shall not have any of the rights of a stockholder, including, without limitation, the right to vote, until Stock shall have been issued in the Participant’s name pursuant to the RSUs, except that the Committee may provide for dividend equivalents pursuant to Section 11(c).

(b) Limitation on Vesting and Payouts. The grant, issuance, retention, vesting and/or settlement of RSUs shall occur at such time and in such installments as determined by the Committee or under criteria established by the Committee. Notwithstanding anything to the contrary contained herein, unless provided otherwise in the Award Agreement, RSUs shall be paid on or after January 1 and on or before March 15 of the year immediately following the year in which the RSUs are first no longer subject to a substantial risk of forfeiture as such term is defined in Code Section 409A and the regulations issued thereunder. The Committee shall have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of RSUs subject to continued employment, passage of time and/or such performance conditions as deemed appropriate by the Committee.

(c) Dividend Equivalents. Unless otherwise determined by the Committee, dividend equivalents on the specified number of shares of Stock covered by an Award of RSUs shall be either (i) paid with respect to such RSUs at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends or (ii) deferred with respect to such RSUs, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in additional RSUs, other Awards or other investment vehicles having a Fair Market Value equal to the amount of such dividends, as the Committee shall determine or permit a Participant to elect.

12. Stock Awards. Stock Awards shall consist of one or more shares of Stock granted or offered for sale to an Eligible Individual, and shall be subject to the terms and conditions established by the Committee in connection with the Award and specified in the applicable Award Agreement. The shares of Stock subject to a Stock Award may, among other things, be subject to vesting requirements or restrictions on transferability.

13. Performance Awards.

(a) General. Performance Awards may be denominated as a cash amount, number of shares of Stock or specified number of other Awards, or a combination of the foregoing, which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 13(b) and 13(c) in the case of a Performance Award intended to qualify as “performance-based compensation” under Code Section 162(m).

(b) Performance Awards Granted to Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Individual who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of a pre-established performance goal and other terms set forth in this Section 13(b).

(i) Performance Goals Generally. The performance goal for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 13(b). The performance goal shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder, including, without limitation, the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii) Performance Goals. For purposes of this Section 13(b), performance goals shall be limited to one or more of the following: total or net revenue; revenue growth; EBIT; EBITDA; operating income; net operating income after tax; pre-tax or after-tax income; gross margin; cash flow; cash flow per share; net earnings; earnings per share; profit growth; return on equity; return on capital employed; return on assets; economic value added (or an equivalent metric); share price performance; other earnings criteria or profit-related return ratios; successful mergers or acquisitions of other companies or assets and any cost savings or synergies associated therewith; successful dispositions of Subsidiaries, divisions or departments of the Company or any of its Subsidiaries; successful financing efforts; total stockholder return; market share; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; debt reduction; or regulatory milestones, such as product approval. Such performance goals may be (A) stated in absolute terms, (B) based on one or more business criteria that apply to the Participant, one or more Subsidiaries, business units or divisions of the Company or any of its Subsidiaries, or the Company as a whole, (C) relative to other companies or specified indices, (D) achieved during a period of time, or (E) as otherwise determined by the Committee. Unless otherwise stated, a performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In measuring performance goals, the Committee may exclude certain extraordinary, unusual or non-recurring items, provided that such exclusions are stated by the Committee at the time the performance goals are determined.

(iii.) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period as specified by the Committee. A performance goal shall be established not later than the earlier of (A) ninety (90) days after the beginning of any performance period applicable to such Performance Award provided that the outcome is substantially uncertain at the time the Committee actually establishes the performance goal or (B) the time twenty-five percent (25%) of such performance period has elapsed.

(iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 13(b)(ii) during the given performance period, as specified by the Committee in accordance with Section 13(b)(iii). The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(v) Settlement of Performance Awards; Other Terms. Settlement of Performance Awards shall be in cash, Stock, other Awards or other property, in the Committee’s discretion. Any settlement which changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as “performance-based compensation” for purposes of Code Section 162(m). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of cessation of employment by a (vii) Participant or other event (including, without limitation, a Change in Control) prior to the end of a performance period or settlement of such Performance Awards.

(c) Written Determinations. Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards, the level of actual achievement of the specified performance goals relating to Performance Awards, and the amount of any final Performance Award shall be recorded in writing in the case of Performance Awards intended to qualify under Code Section 162(m). Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Code Section 162(m), prior to settlement of each such Award granted to a Covered Employee, that the performance objective relating to the Performance Award and other material terms of the Award upon which settlement of the Award was conditioned have been satisfied.

14. Other Awards. The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards not described above which the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for cash payments based in whole or in part on the value or future value of Stock, for the acquisition or future acquisition of Stock, or any combination thereof. Other Awards shall also include, among other things, cash payments (including, without limitation, the cash payment of dividend equivalents) under the Plan which may be based on one or more criteria determined by the Committee which are unrelated to the value of Stock and which may be granted in tandem with, or independent of, other Awards under the Plan.

15. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, and Tandem Awards. Awards granted under the Plan may, in the Committee’s discretion, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary, or any business entity acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary; provided, however, that a 409A Award may not be granted in tandem with a Non-409A Award and, unless stockholder approval is obtained, that such an Award would not be deemed to be a “re-pricing” prohibited by Section 3(b). Awards granted in addition to or in tandem with other Awards may be granted either as of the same time as or a different time from the grant of such other Awards.

(b) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary upon the exercise of an Stock Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided, however, that Awards intended to be

Non-409A Awards remain so, and those that are 409A Awards are in compliance with the permissible payout options pursuant to Code Section 409A.

(c) Certain Limitations on Awards to Ensure Compliance with Code Section 409A. For purposes of this Plan, references to an Award term or event (including, without limitation, any authority or right of the Company or a Participant) being “permitted” under Code Section 409A mean, for a 409A Award, that the term or event will not cause the Participant to be liable for payment of interest or a tax penalty under Code Section 409A and, for a Non-409A Award, that the term or event will not cause the Award to be treated as subject to Code Section 409A. Other provisions of the Plan notwithstanding, the terms of any 409A Award and any Non-409A Award, including, without limitation, any authority of the Company and rights of the Participant with respect to the Award, shall be limited to those terms permitted under Code Section 409A, and any terms not permitted under Code Section 409A shall be automatically modified and limited to the extent necessary to conform with Code Section 409A. For this purpose, other provisions of the Plan notwithstanding, the Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Code Section 409A, and any distribution subject to Code Section 409A(a)(2)(A)(i) (separation from service) to a “key employee” as defined under Code Section 409A(a)(2)(B)(i) shall not occur earlier than the earliest time permitted under Code Section 409A(a)(2)(B)(i) and distribution shall be made, or commence to be made, as the case may be, on the date that is six months and one day after the separation from service. Notwithstanding any other provisions of the Plan, the Company does not guarantee to any Participant or any other Person that any Award intended to be exempt from Code Section 409A shall be so exempt, nor that any Award intended to comply with Code Section 409A shall so comply, nor will the Company indemnify, defend or hold harmless any Participant or other Person with respect to the tax consequences of any such failure.

(d) Compliance with Code Section 162(m). It is the intent of the Company that Stock Options and SARs granted to Covered Employees and other Awards designated as Awards to Covered Employees subject to Section 13(b) shall constitute qualified “performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder, unless otherwise determined by the Committee at the time of allocation of an Award. Accordingly, the terms of Section 13(b) and including, among other things, the definition of “Covered Employee” and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a Participant or other individual designated by the Committee as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of the Plan or any Award Agreement relating to a Performance Award that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other Person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

16. Change in Capitalization. Notwithstanding any provision of the Plan or any Award Agreement, in the event of any change in the outstanding Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, reverse stock split, split-up, spin-off, combination or exchange of shares or any other extraordinary or unusual corporate event affecting the Stock, the Committee shall make such adjustments as it determines may be equitably required (in the form determined by the Committee in its sole discretion) to prevent diminution or enlargement of the rights of Participants under the Plan, including, among other things, with respect to the aggregate number of shares of Stock for which Awards in respect thereof may be granted under the Plan, the number of shares of Stock covered by each outstanding Award, and the exercise or Award prices in respect thereof. The Committee’s determination as to the adjustments required shall be final and binding on the Company and all Participants.

17. Change in Control. Unless otherwise provided in an Award Agreement, upon a Change in Control, the Committee shall have the discretion to cause (a) all Stock Options and Stock Appreciation Rights then outstanding to become fully exercisable as of the date of the Change in Control, whether or not then exercisable, (b) all restrictions and conditions of all Restricted Stock, Restricted Stock Units, and Stock Awards then outstanding to lapse as of the date of the Change in Control, and (c) to the extent permissible and not in violation of the terms of the performance-based exception of Code Section 162(m), Performance Awards to be deemed to have been fully earned as of the date of the Change in Control. In addition to and without limiting the generality of the foregoing, the Committee may in its sole and absolute discretion provide on a case by case basis that (w) that all Awards shall terminate in connection with a Change in Control, provided that Participants shall have the right, immediately prior to the occurrence of such Change in Control and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested (as determined at the time of the Change in Control) Award in whole or in part, (x) that all Awards shall terminate in connection with a Change in Control, provided that Participants shall be entitled to a cash payment equal to the Change in Control Price with respect to shares subject to the vested (as determined at the time of the Change in Control) portion of the Award net of the exercise price thereof (if applicable), (y) that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds net of the exercise price (if applicable) and (z) any combination of (w) through (y). If an Award remains outstanding following a Change in Control involving a merger of, or consolidation involving, the Company in which the Company (A) is not the surviving corporation (the “Surviving Entity”) or (B) becomes a wholly owned subsidiary of the Surviving Entity or any Parent thereof, then each outstanding Stock Option granted under the Plan and not exercised (a “Predecessor Option”) will be converted into an option (a “Substitute Option”) to acquire common stock of the Surviving Entity or its Parent, which Substitute Option will have substantially the same terms and conditions as the Predecessor Option, with appropriate adjustments as to the number and kind of shares and exercise prices.

18. Amendment of the Plan. The Board or Committee may at any time and from time to time terminate, modify, suspend or amend the Plan in whole or in part. Notwithstanding the foregoing, if approval of the stockholders of the Company is required to comply with any applicable law or stock exchange rule, then any such termination, modification, suspension or amendment shall not be effective without stockholder approval. No termination, modification, suspension or amendment of the Plan shall adversely affect the rights of a Participant under any Awards previously granted to him or her, without the consent of such Participant. Notwithstanding any provision herein to the contrary, the Board or Committee shall have broad authority to amend the Plan or any Stock Option to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws.

19. Change in Status as a Subsidiary. Unless otherwise provided in an Award Agreement, in the event that an entity which was previously a Subsidiary of the Company ceases to be a Subsidiary, as determined by the Committee in its sole discretion, the Committee may, in its sole and absolute discretion: (a) provide on a case by case basis that some or all outstanding Awards held by a Participant employed by or performing service for such entity may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan; (ii) provide on a case by case basis that some or all outstanding Awards held by a Participant employed by or performing service for such entity may remain outstanding, may continue to vest, and/or may remain exercisable for a period not exceeding one (1) year, subject to the terms of the Award Agreement and this Plan; and/or (iii) treat the employment or other services of a Participant employed by such entity as terminated if such Participant is not employed by the Company or any entity that is a Subsidiary immediately after such event.

20. Miscellaneous.

(a) Tax Withholding. No later than the date as of which an amount first becomes includable in the gross income of the Participant for applicable income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company or make arrangements satisfactory to the Committee regarding the payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, in accordance with rules and procedures established by the Committee, the minimum required withholding obligations may be settled with Stock, including, without limitation, Stock that is part of the Award that gives rise to the withholding requirement. The obligation of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to a Participant.

(b) No Right to Grants or Employment. No Eligible Individual or Participant shall have any claim or right to receive grants of Awards under the Plan. Nothing in the Plan or in any Award or Award Agreement shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, or interfere in any way with the right of the Company or a Subsidiary to terminate or otherwise cease the employment of any of its employees at any time, with or without cause.

(c) Unfunded Plan. The Plan is intended to constitute an unfunded plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu thereof with respect to awards hereunder.

(d) Other Employee Benefit Plans. Awards granted to a Participant, and payments received by a Participant in respect of Awards, under the Plan shall not be included in, have any effect on, or be deemed compensation for purposes of computing benefits under, any other employee benefit plan or similar arrangement provided by the Company.

(e) Securities Law Restrictions. The Committee may require each Eligible Individual purchasing or acquiring shares of Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that such Eligible Individual is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission or any exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws. Each Person acquiring shares of Stock in respect of Awards under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

(f) Compliance with Rule 16b-3.

(i) The Plan is intended to comply with Rule 16b-3 under the Exchange Act or its successors under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Award Agreement in a manner consistent therewith. To the extent any provision of the Plan or Award Agreement or any action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan or an Award Agreement does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Awards) shall be deemed automatically to be incorporated by reference into the Plan or such Award Agreement insofar as Participants subject to Section 16 of the Exchange Act are concerned.

(ii) Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability.

(g) Non-transferability. No Award or other right or interest of a Participant under the Plan or any Award Agreement shall be pledged, hypothecated or otherwise encumbered, or subject to any lien, obligation or liability of such Participant to any Person (other than the Company or a Subsidiary), or assigned or transferred by such Participant (other than by will or the laws of descent and distribution or to a beneficiary upon the death of a Participant), and such Awards or other rights or interests that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights and interests (other than Incentive Stock Options and SARs in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee, subject to any terms and conditions which the Committee may impose thereon (which may include limitations the Committee may deem appropriate in order that offers and sales under the Plan will meet applicable requirements of registration forms under the Securities Act of 1933 specified by the Securities and Exchange Commission), provided, however, that no such transfer may occur for consideration. A beneficiary, transferee, or other Person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(h) Award Agreement. In the event of any conflict or inconsistency between the Plan and any Award Agreement, the Plan shall govern, and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

(i) Expenses. The costs and expenses of administering the Plan shall be borne by the Company.

(j) Applicable Law. Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to conflicts of law principles.

(k) Effective Date. The Plan shall be effective as of June 3, 2009, (the “Effective Date”), subject to approval of the Plan at the Company’s 2009 annual meeting of stockholders.

(l) Effect on Prior Plans. Subject to approval of the Plan by the Company’s stockholders, this Plan shall supersede the Prior Plans and no further Awards may be granted under the Prior Plans after the Effective Date.

Appendix B

IVAX Diagnostics, Inc.

2140 North Miami Avenue

Miami, Florida 33127

PROXY

This Proxy is solicited on behalf of the Board of Directors of IVAX Diagnostics, Inc.

I (whether one or more of us) appoint Charles R. Struby, Ph.D. and Mark S. Deutsch, and each of them separately, as my proxies, each with the power to appoint his substitute, and authorize each of them to vote as designated on the reverse side, all of my shares of Common Stock of IVAX Diagnostics, Inc. held of record by me at the close of business on May 1, 2009 at the Annual Meeting of Stockholders to be held on June 3, 2009 and at any postponement or adjournment of the meeting.

When properly executed and returned, this Proxy will be voted in the manner directed by me. If no direction is indicated, this Proxy will be voted “FOR” the election of all director nominees, “FOR” the approval of the IVAX Diagnostics, Inc. 2009 Equity Incentive Plan and according to the discretion of the proxy holders on any other matters that may properly come before the meeting or any postponement or adjournment thereof.

Please complete, date and sign this Proxy on the reverse side, and mail it promptly in the enclosed envelope.

(continued and to be signed on the reverse side)

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The Board of Directors of IVAX Diagnostics, Inc. unanimously recommends a vote “FOR” all of the nominees for director and “FOR” the approval of the IVAX Diagnostics, Inc. 2009 Equity Incentive Plan.

1.	ELECTION OF DIRECTORS

FOR each nominee listed (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed	Name	Term of Office
☐	☐	Patrice R. Debregeas	2012
		Jerry C. Benjamin	2012
		Paul F. Kennedy	2011
		Laurent Le Portz	2010
		Lawrence G. Meyer	2010

		(INSTRUCTION: To withhold authority to vote for any individual nominee, draw a line through such nominee’s name.)

2.	APPROVAL OF THE IVAX DIAGNOSTICS, INC. 2009 EQUITY INCENTIVE PLAN

FOR the approval of the IVAX Diagnostics, Inc. 2009 Equity Incentive Plan ☐	AGAINST the approval of the IVAX Diagnostics, Inc. 2009 Equity Incentive Plan ☐	ABSTAIN from voting on the approval of the IVAX Diagnostics, Inc. 2009 Equity Incentive Plan ☐

3.	In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.

I acknowledge receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement for the June 3, 2009 meeting.

Dated: , 2009

Signature

Signature if held jointly

(Please date this Proxy and sign exactly as name or names appear on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

Please complete, date, sign and mail this Proxy promptly in the enclosed envelope. Postage is not necessary if mailed in the United States.

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